  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 1998
                                                SECURITIES ACT FILE NO. 33-42681
                                        INVESTMENT COMPANY ACT FILE NO. 811-5603
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                        [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 8
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]
                              AMENDMENT NO. 9
                        (Check appropriate box or boxes)

                               ----------------

                     MERRILL LYNCH WORLD INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

         800 SCUDDERS MILL ROAD                         08536
         PLAINSBORO, NEW JERSEY                        (Zip Code)
    (Address of Principal Executive
                Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
                     MERRILL LYNCH WORLD INCOME FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and address of agent for service)

                               ----------------

                                   COPIES TO:
         COUNSEL FOR THE FUND:                  PHILIP L. KIRSTEIN, ESQ.
            BROWN & WOOD LLP                     FUND ASSET MANAGEMENT
         ONE WORLD TRADE CENTER                      P.O. BOX 9011
     NEW YORK, NEW YORK 10048-0557          PRINCETON, NEW JERSEY 08543-9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.
        BRIAN M. KAPLOWITZ, ESQ.

                               ----------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[X]immediately upon filing pursuant to paragraph (b)
                                          [_]on (date) pursuant to paragraph
[_]on (date) pursuant to paragraph (b)    (a)(1)
                                          [_]75 days after filing pursuant to
                                          paragraph (a)(2)
[_]60 days after filing pursuant to paragraph (a)(1)
                                          [_]on (date) pursuant to paragraph
                                          (a)(2) of rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     [_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   TITLE OF SECURITIES BEING REGISTERED:

             Shares of Common Stock, par value $0.10 per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     MERRILL LYNCH WORLD INCOME FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A
 ITEM NO.                                                LOCATION
 --------                                                --------
 PART A
  Item 1.  Cover Page..................   Cover Page
  Item 2.  Synopsis....................   Fee Table
  Item 3.  Condensed Financial            Financial Highlights
            Information................
  Item 4.  General Description of         Investment Objective and Policies;
            Registrant.................    Additional Information
  Item 5.  Management of the Fund......   Fee Table; Management of the Fund;
                                           Inside Back Cover Page
  Item 5A. Management's Discussion of
            Fund Performance...........   Not Applicable
  Item 6.  Capital Stock and Other        Cover Page; Additional Information
            Securities.................
  Item 7.  Purchase of Securities Being   Cover Page; Fee Table; Merrill Lynch
            Offered....................    Select PricingSM System; Purchase of
                                           Shares; Shareholder Services;
                                           Additional Information; Inside Back
                                           Cover Page
  Item 8.  Redemption or Repurchase....   Fee Table; Merrill Lynch Select
                                           PricingSM System; Purchase of Shares;
                                           Redemption of Shares
  Item 9.  Pending Legal Proceedings...   Not Applicable
 PART B
  Item 10. Cover Page..................   Cover Page
  Item 11. Table of Contents...........   Back Cover Page
  Item 12. General Information and        General Information
            History....................
  Item 13. Investment Objective and       Investment Objective and Policies
            Policies...................
  Item 14. Management of the Fund......   Management of the Fund
  Item 15. Control Persons and
            Principal Holders of          Management of the Fund; Additional
            Securities.................    Information
  Item 16. Investment Advisory and        Management of the Fund; Purchase of
            Other Services.............    Shares; General Information
  Item 17. Brokerage Allocation and       Portfolio Transactions
            Other Practices............
  Item 18. Capital Stock and Other        General Information
            Securities.................
  Item 19. Purchase, Redemption and
            Pricing of Securities Being   Purchase of Shares; Redemption of
            Offered....................    Shares; Determination of Net Asset
                                           Value; Shareholder Services
  Item 20. Tax Status..................   Dividends, Distributions and Taxes
  Item 21. Underwriters................   Purchase of Shares
  Item 22. Calculation of Performance     Performance Data
            Data.......................
  Item 23. Financial Statements........   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

MARCH 31, 1998

                     MERRILL LYNCH WORLD INCOME FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch World Income Fund, Inc. (the "Fund") is a non-diversified mutual fund that seeks to provide shareholders with high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund may invest in United States and foreign government and corporate fixed income securities, including high yield/high risk, lower rated and unrated securities. In pursuing its investment objective, the Fund will allocate its investments among different types of fixed income securities denominated in various currencies based upon management's analysis of the yield, maturity and currency considerations affecting such securities. Under normal conditions, the Fund's investments will be denominated in at least three currencies. The Fund presently contemplates that it will invest primarily in obligations denominated in the currencies of the United States, Canada, Western European nations, New Zealand and Australia as well as in European Currency Units. The Fund may seek to hedge against interest rate and currency risks through the use of options, futures and foreign currency transactions. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 12. There can be no assurance that the investment objective of the Fund will be realized.

                               ----------------
  Investment on an international basis and in lower rated or unrated securities (commonly referred to as "junk bonds") involves special considerations and certain risks, including risks of untimely payment of interest and repayment of principal, default and price volatility. Investors should carefully consider these risks before investing. See "Risk Factors and Special Considerations."

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

                               ----------------

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50 and for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

  THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS THE  COMMISSION  PASSED  UPON  THE
       ACCURACY OR ADEQUACY  OF THIS PROSPECTUS.  ANY REPRESENTATION  TO
         THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund dated March 31, 1998 (the "Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                     CLASS A(a)         CLASS B(b)          CLASS C   CLASS D
                     ----------         ----------          -------   -------
SHAREHOLDER TRANS-
 ACTION EXPENSES:
 Maximum Sales
  Charge Imposed on
  Purchases (as a
  percentage of
  offering price)..    4.00%(c)            None              None      4.00%(c)
 Sales Charge
  Imposed on
  Dividend
  Reinvestments....     None               None              None       None
 Deferred Sales
  Charge (as a
  percentage of
  original purchase
  price or
  redemption
  proceeds,
  whichever is                    4.0% during the first
  lower)...........     None(d)           year,            1.0% for     None(d)
                                 decreasing 1.0% annually one year(f)
                                 thereafter to 0.0% after
                                           the
                                      fourth year(e)
 Exchange Fee......     None               None              None       None
ANNUAL FUND OPERAT-
 ING EXPENSES (AS A
 PERCENTAGE OF AV-
 ERAGE NET ASSETS):
 Investment Advi-
  sory Fees(g).....    0.60%              0.60%              0.60%     0.60%
 12b-1 Fees(h):
 Account Mainte-
  nance Fees.......     None              0.25%              0.25%     0.25%
 Distribution Fees.     None              0.50%              0.55%      None
                                 (Class B shares convert
                                            to
                                      Class D shares
                                      automatically
                                 after approximately ten
                                          years
                                 and cease being subject
                                            to
                                    distribution fees)
 OTHER EXPENSES:
 Shareholder Ser-
  vicing Costs(i)..    0.09%              0.11%              0.11%     0.09%
 Other.............    0.07%              0.07%              0.07%     0.07%
                       -----              -----              -----     -----
  Total Other Ex-      0.16%              0.18%              0.18%     0.16%
   penses..........    -----              -----              -----     -----
 Total Fund Operat-    0.76%              1.53%              1.58%     1.01%
  ing Expenses.....    =====              =====              =====     =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and participants in certain fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 29 and "Shareholder Services--Fee-Based Programs"--page 40.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 31.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 29.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 40.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 40.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 40.

(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    25.

(h) See "Purchase of Shares--Distribution Plans"--page 34.

(i) See "Management of the Fund--Transfer Agency Services"--page 26.

  EXAMPLE:

                                                      CUMULATIVE EXPENSES
                                                    PAID FOR THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $40 initial sales charge (Class A and Class D
 shares only) and assuming (1) the Total Fund
 Operating Expenses for each class set forth
 on page 2, (2) a 5% annual return throughout
 the periods and (3) redemption at the end of
 the period (including any applicable CDSC for
 Class B and Class C shares):
  Class A.....................................   $ 47    $63     $81     $130
  Class B.....................................   $ 56    $68     $83     $182
  Class C.....................................   $ 26    $50     $86     $188
  Class D.....................................   $ 50    $71     $94     $159
An investor would pay the following expenses
 on the same $1,000 investment assuming no re-
 demption at the end of the period:
  Class A.....................................   $ 47    $63     $81     $130
  Class B.....................................   $ 16    $48     $83     $182
  Class C.....................................   $ 16    $50     $86     $188
  Class D.....................................   $ 50    $71     $94     $159

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions an and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), Merrill Lynch Asset Management, L.P. ("MLAM") or an affiliate of MLAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


                                            ACCOUNT
                                          MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS           SALES CHARGE(1)             FEE         FEE              FEATURE
-----------------------------------------------------------------------------------------
    A          Maximum 4.00% initial          No           No                No
                 sales charge(2)(3)
-----------------------------------------------------------------------------------------
    B        CDSC for a period of four       0.25%        0.50%     B shares convert to D
          years, at a rate of 4.0% during                           shares automatically
          the first year, decreasing 1.0%                            after approximately
                annually to 0.0%(4)                                     ten years(5)
-----------------------------------------------------------------------------------------
    C        1.0% CDSC for one year(6)       0.25%        0.55%              No
-----------------------------------------------------------------------------------------
    D          Maximum 4.00% initial         0.25%         No                No
                  sales charge(3)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

                                         (Footnotes continue on next page)

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans and fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Eligible investors also include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co."), and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co. includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class
         D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon conversion, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class
         B shares into Class D shares will occur
         at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans, is modified as described under "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 or more. Purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans and participants in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended December 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited Financial Statements.

                                                                  CLASS A
                     -----------------------------------------------------------------------------------------------
                                                                          FOR THE
                                                                            FOUR
                                  FOR THE YEAR ENDED                       MONTHS          FOR THE YEAR ENDED
                                     DECEMBER 31,                          ENDED               AUGUST 31,
                     -------------------------------------------------  DECEMBER 31,   ----------------------------
                       1997      1996      1995     1994#       1993        1992         1992     1991*     1990*
                     --------  --------  --------  --------   --------  ------------   --------  --------  --------
INCREASE (DECREASE)
IN NET ASSET VALUE:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of peri-
od.................  $   8.94  $   8.69  $   8.20  $   9.28   $   8.85    $   9.34     $   9.07  $   9.48  $   9.32
                     --------  --------  --------  --------   --------    --------     --------  --------  --------
Investment income--
net................       .64       .67       .72       .72        .75         .29          .99      1.12      1.23
Realized and
unrealized gain
(loss) on invest-
ments and foreign
currency transac-
tions--net.........      (.11)      .25       .49     (1.09)       .46        (.41)         .40      (.16)      .15
                     --------  --------  --------  --------   --------    --------     --------  --------  --------
Total from
investment
operations.........       .53       .92      1.21      (.37)      1.21        (.12)        1.39       .96      1.38
                     --------  --------  --------  --------   --------    --------     --------  --------  --------
Less dividends and
distributions:
 Investment
 income--net.......      (.61)     (.67)     (.56)     (.45)      (.58)       (.35)       (1.12)    (1.37)    (1.17)
 Realized gain on
 investments--net..       --        --        --        --        (.03)       (.02)         --        --       (.05)
 Return of
 capital--net......      (.03)      --       (.16)     (.26)      (.17)        --           --        --        --
                     --------  --------  --------  --------   --------    --------     --------  --------  --------
Total dividends and
distributions......      (.64)     (.67)     (.72)     (.71)      (.78)       (.37)       (1.12)    (1.37)    (1.22)
                     --------  --------  --------  --------   --------    --------     --------  --------  --------
Net asset value,
end of period......  $   8.83  $   8.94  $   8.69  $   8.20   $   9.28    $   8.85     $   9.34  $   9.07  $   9.48
                     ========  ========  ========  ========   ========    ========     ========  ========  ========
TOTAL INVESTMENT
RETURN:++
Based on net asset
value per share....      6.15%    11.09%    15.35%    (4.05)%    14.12%      (1.26)%##    16.09%    11.50%    16.48%
                     ========  ========  ========  ========   ========    ========     ========  ========  ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses...........       .76%      .75%      .80%      .77%       .78%        .76%**       .88%      .85%      .86%
                     ========  ========  ========  ========   ========    ========     ========  ========  ========
Investment income--
net................      7.21%     7.71%     8.54%     8.17%      8.22%       8.09%**     11.16%    12.38%    16.27%
                     ========  ========  ========  ========   ========    ========     ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of
period (in thou-
sands).............  $161,347  $212,085  $260,806  $311,181   $467,625    $455,672     $526,631  $292,709  $299,700
                     ========  ========  ========  ========   ========    ========     ========  ========  ========
Portfolio turnover.    217.60%   208.53%   116.00%   115.95%    182.88%      68.42%       76.18%    63.83%    99.86%
                     ========  ========  ========  ========   ========    ========     ========  ========  ========
                        FOR THE
                        PERIOD
                     SEPTEMBER 29,
                       1988+ TO
                      AUGUST 31,
                         1989*
                     --------------
INCREASE (DECREASE)
IN NET ASSET VALUE:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of peri-
od.................    $   9.35
                     --------------
Investment income--
net................        1.03
Realized and
unrealized gain
(loss) on invest-
ments and foreign
currency transac-
tions--net.........        (.12)
                     --------------
Total from
investment
operations.........         .91
                     --------------
Less dividends and
distributions:
 Investment
 income--net.......        (.94)
 Realized gain on
 investments--net..         --
 Return of
 capital--net......         --
                     --------------
Total dividends and
distributions......        (.94)
                     --------------
Net asset value,
end of period......    $   9.32
                     ==============
TOTAL INVESTMENT
RETURN:++
Based on net asset
value per share....        9.86%##
                     ==============
RATIOS TO AVERAGE
NET ASSETS:
Expenses...........         .81%**
                     ==============
Investment income--
net................       10.87%**
                     ==============
SUPPLEMENTAL DATA:
Net assets, end of
period (in thou-
sands).............    $296,247
                     ==============
Portfolio turnover.      157.67%
                     ==============

----
 * The above financial information reflects the Fund's performance as a closed-end investment company and, therefore, may not be indicative of its performance as an open-end investment company. Shares of the Fund existing at November 15, 1991, the time of its conversion to an open-end investment company, have been classified as Class A shares.
** Annualized.
 + Commencement of operations.
++ Total investment returns exclude the effects of sales loads.

 # Based on average shares outstanding.

## Aggregate total investment return.

                                                            CLASS B
                          -------------------------------------------------------------------------------------
                                                                                                     FOR THE
                                                                                     FOR THE          PERIOD
                                                                                       FOUR        NOVEMBER 18,
                                   FOR THE YEAR ENDED DECEMBER 31,                 MONTHS ENDED      1991+ TO
                          -------------------------------------------------------  DECEMBER 31,     AUGUST 31,
                            1997      1996       1995       1994#         1993         1992            1992
                          --------  --------  ----------  ----------   ----------  ------------    ------------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period.....  $   8.94  $   8.69  $     8.19  $     9.28   $     8.85   $     9.33      $     9.26
                          --------  --------  ----------  ----------   ----------   ----------      ----------
Investment income--net..       .57       .61         .65         .65          .70          .27             .77
Realized and unrealized
gain (loss) on
investments and foreign
currency transactions--
net.....................      (.11)      .25         .50       (1.10)         .44         (.40)            --
                          --------  --------  ----------  ----------   ----------   ----------      ----------
Total from investment
operations..............       .46       .86        1.15        (.45)        1.14         (.13)            .77
                          --------  --------  ----------  ----------   ----------   ----------      ----------
Less dividends and
distributions:
 Investment income--net.      (.54)     (.61)       (.51)       (.40)        (.53)        (.33)           (.70)
 Realized gain on
 investments--net.......       --        --          --          --          (.03)        (.02)            --
 Return of capital--net.      (.03)      --         (.14)       (.24)        (.15)         --              --
                          --------  --------  ----------  ----------   ----------   ----------      ----------
Total dividends and
distributions...........      (.57)     (.61)       (.65)       (.64)        (.71)        (.35)           (.70)
                          --------  --------  ----------  ----------   ----------   ----------      ----------
Net asset value, end of
period..................  $   8.83  $   8.94  $     8.69  $     8.19   $     9.28   $     8.85      $     9.33
                          ========  ========  ==========  ==========   ==========   ==========      ==========
TOTAL INVESTMENT
RETURN:++
Based on net asset value
per share...............      5.34%    10.25%      14.61%      (4.90)%      13.27%       (1.42)%##        8.61%##
                          ========  ========  ==========  ==========   ==========   ==========      ==========
RATIOS TO AVERAGE NET
ASSETS:
Expenses................      1.53%     1.52%       1.56%       1.54%        1.55%        1.53%*          1.63%*
                          ========  ========  ==========  ==========   ==========   ==========      ==========
Investment income--net..      6.43%     6.94%       7.77%       7.41%        7.42%        7.08%*          8.02%*
                          ========  ========  ==========  ==========   ==========   ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $641,242  $988,209  $1,241,896  $1,490,507   $2,106,120   $1,582,270      $1,514,406
                          ========  ========  ==========  ==========   ==========   ==========      ==========
Portfolio turnover......    217.60%   208.53%     116.00%     115.95%      182.88%       68.42%          76.18%
                          ========  ========  ==========  ==========   ==========   ==========      ==========

-----

 * Annualized.
 + Commencement of operations.

++ Total investment returns exclude the effects of sales loads.

 # Based on average shares outstanding.

## Aggregate total investment return.

                       FINANCIAL HIGHLIGHTS (CONCLUDED)

                                        CLASS C                                CLASS D
                          --------------------------------------  -------------------------------------
                                                      FOR THE                                FOR THE
                                                       PERIOD                                 PERIOD
                            FOR THE YEAR ENDED      OCTOBER 21,    FOR THE YEAR ENDED      OCTOBER 21,
                               DECEMBER 31,           1994+ TO        DECEMBER 31,           1994+ TO
                          ------------------------  DECEMBER 31,  -----------------------  DECEMBER 31,
                           1997     1996     1995      1994#       1997     1996    1995      1994#
                          -------  -------  ------  ------------  -------  ------  ------  ------------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period.....  $  8.93  $  8.68  $ 8.19     $ 8.42     $  8.94  $ 8.69  $ 8.20     $ 8.43
                          -------  -------  ------     ------     -------  ------  ------     ------
Investment income--net..      .56      .60     .64        .10         .61     .65     .70        .11
Realized and unrealized
gain (loss) on
investments and foreign
currency transactions--
net.....................     (.11)     .25     .49       (.20)       (.11)    .25     .49       (.20)
                          -------  -------  ------     ------     -------  ------  ------     ------
Total from investment
operations..............      .45      .85    1.13       (.10)        .50     .90    1.19       (.09)
                          -------  -------  ------     ------     -------  ------  ------     ------
Less dividends and
distributions:
 Investment income--net.     (.53)    (.60)   (.50)      (.08)       (.58)   (.65)   (.55)      (.09)
 Return of capital--net.     (.03)     --     (.14)      (.05)       (.03)    --     (.15)      (.05)
                          -------  -------  ------     ------     -------  ------  ------     ------
Total dividends and
distributions...........     (.56)    (.60)   (.64)      (.13)       (.61)   (.65)   (.70)      (.14)
                          -------  -------  ------     ------     -------  ------  ------     ------
Net asset value, end of
period..................  $  8.82  $  8.93  $ 8.68     $ 8.19     $  8.83  $ 8.94  $ 8.69     $ 8.20
                          =======  =======  ======     ======     =======  ======  ======     ======
TOTAL INVESTMENT
RETURN:++
Based on net asset value
per share...............     5.28%   10.19%  14.38%     (1.20)%##    5.88%  10.82%  15.06%     (1.09)%##
                          =======  =======  ======     ======     =======  ======  ======     ======
RATIOS TO AVERAGE NET
ASSETS:
Expenses................     1.58%    1.56%   1.65%      1.64%*      1.01%    .99%   1.04%      1.04%*
                          =======  =======  ======     ======     =======  ======  ======     ======
Investment income--net..     6.41%    6.85%   7.65%      8.00%*      6.97%   7.42%   8.23%      8.60%*
                          =======  =======  ======     ======     =======  ======  ======     ======
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $11,738  $10,251  $5,406     $1,204     $15,072  14,369  $6,320     $1,410
                          =======  =======  ======     ======     =======  ======  ======     ======
Portfolio turnover......   217.60%  208.53% 116.00%    115.95%     217.60% 208.53% 116.00%    115.95%
                          =======  =======  ======     ======     =======  ======  ======     ======

-----

 * Annualized.
 + Commencement of operations.
++ Total investment returns exclude the effects of sales loads.

 # Based on average shares outstanding.

## Aggregate total investment return.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investment in the Fund involves special considerations including the fact that the Fund makes investments on an international basis and in high yield/high risk, lower rated or unrated securities.

  International Investing. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, economic, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. See "Taxes."

  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Since the securities in which the Fund invests are traded primarily in the over-the-counter market, and therefore, portfolio transactions will generally not be effected on foreign securities exchanges, the Fund does not expect typically to incur these potential settlement delays. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions and corporate issuers in foreign countries than there is in the United States.

  The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities since the expenses of the Fund, such as custodial costs, are higher.

  Lower-Rated Securities. Investment in the Fund's shares involves special risk considerations because the Fund has no established rating criteria, and a substantial portion of the portfolio may consist of securities rated in the lower rating categories of established rating services (Baa or lower by Moody's Investors Service, Inc. ("Moody's"), BBB or lower by Standard & Poor's ("Standard & Poor's") and BBB or lower by IBCA, Ltd. or IBCA, Inc. ("IBCA"), or in unrated securities of comparable quality ("high yield/high risk securities")). Such lower rated securities are commonly called "junk bonds" and entail a greater risk of default than higher rated securities. Because investments in high yield/high risk securities entail higher risk of loss of income or principal than investments in higher rated securities, an investment in the Fund may be appropriate only for investors who are able to bear such higher risks. An investment in the Fund should not constitute a complete investment program. The Fund has no minimum credit rating criteria. See "Investment Objective and Policies--Allocation of Investments and Risks of High Yield/High Risk Securities."

  Options, Futures and Currency Transactions. The Fund may engage in a variety of options, futures and currency transactions. Subject to its investment restrictions, the Fund also may make loans of its portfolio securities secured by collateral and borrow money. These investment strategies involve certain special risks. See "Investment Objective and Policies--Hedging Techniques," "--Other Investment Policies and Practices--Lending of Portfolio Securities" and "--Other Investment Policies and Practices--Borrowing."

  Portfolio Turnover. The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. Such turnover also has certain tax consequences for the Fund. See "Portfolio Transactions--Portfolio Turnover" and "Taxes."

  Non-Diversified Status. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek to provide shareholders with high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units. The Fund may invest in United States and foreign government and corporate fixed-income securities, including high yield/high risk, lower rated and unrated securities. The Fund will, under normal conditions, invest at least 90% of its total assets in such fixed-income securities and may invest up to 100% of its total assets in lower rated, high yield/high risk securities. In pursuing its investment objective, the Fund will allocate its investments among different types of fixed income securities denominated in various currencies based upon the Investment Adviser's analysis of the yield, maturity and currency considerations affecting such securities. The investment objective set forth in the first sentence of this paragraph is a fundamental policy of the Fund that may not be changed without the approval of a majority of its outstanding shares as defined below under "Investment Restrictions." There can be no assurance that this investment objective will be realized.

  The Fund may purchase fixed income securities issued by United States or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities") or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development ("supranational entities").

INTERNATIONAL INVESTING

  The Fund may invest in fixed income securities denominated in any currency or multinational currency unit. An illustration of a multinational currency unit is the European Currency Unit ("ECU") which is a "basket" consisting of specified amounts of the currencies of certain of the 12 member states of the European Community, a Western European economic cooperative association including France, Germany, the Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities (described further below), in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

  It is anticipated that under current conditions the Fund will invest primarily in marketable securities denominated in the currencies of the United States, Canada, Western European nations, New Zealand and Australia, as well as in ECUs. Further, it is anticipated that such securities will be issued primarily by entities located in such countries and by supranational entities. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. Under certain adverse conditions, the Fund may restrict the financial markets or currencies in which its assets will be invested. The Fund presently intends to invest its assets solely in the United States financial markets or United States dollar-denominated obligations only for temporary defensive purposes.

  United States Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related or asset-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

  In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of the mortgage-related securities. (Asset-backed securities, other than those backed by home equity loans, generally do not prepay in response to changes in interest rates but may be subject to prepayment in response to other factors.) Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for securities purchased at a discount. The Fund may purchase mortgage-related (and asset-backed) securities at a premium or at a discount.

  The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Fund's Investment Adviser. The Investment Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

ALLOCATION OF INVESTMENTS AND RISKS OF HIGH YIELD/HIGH RISK SECURITIES

  In seeking high current income, the Fund will allocate its investments among fixed income securities of various types, maturities and issuers in the various global markets based upon the analysis of the Investment Adviser of yield and price differentials, currency considerations and general market and economic conditions. In making such allocations, the Investment Adviser will assess the overall quality of the portfolio considering in particular the extent to which the differences in yield justify investments in higher risk securities. In its evaluations, the Investment Adviser will utilize its internal financial, economic and credit analysis resources as well as information in this regard obtained from other sources.

  No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the fixed income securities in which it may invest, and a substantial portion of the securities in the Fund's portfolio may be securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations such as Moody's, Standard & Poor's or IBCA, or in unrated securities of comparable quality. See the Appendix to this Prospectus for a description of these rating categories. High yield/high risk securities are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase securities that are in default.

  The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield/high risk securities may have call or redemption features that would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Fund's Directors, or the Investment Adviser pursuant to guidelines that may be adopted by the Directors, will carefully consider the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether market quotations are readily available for purposes of valuing portfolio securities.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

  The table below shows the average monthly dollar-weighted market value, by Standard & Poor's rating category, of all bonds held by the Fund during the fiscal year ended December 31, 1997:

                                                                         % NET
      RATING                                                             ASSETS
      ------                                                             ------
      A.................................................................  4.74%
      A+................................................................  2.19%
      A-................................................................  0.50%
      A-1...............................................................  3.95%
      A-1+..............................................................  0.40%
      A-2...............................................................  0.07%
      AAA............................................................... 22.06%
      AA................................................................  0.14%
      B................................................................. 16.76%
      B+................................................................  2.97%
      BB................................................................ 27.12%
      BB+...............................................................  0.36%
      BB-...............................................................  2.30%
      BBB...............................................................  3.65%
      CCC...............................................................  0.75%
      CC................................................................  0.31%
      Not Rated*........................................................ 10.99%
                                                                         -----
        Total........................................................... 99.26%
                                                                         =====

--------

* Bonds that are not rated by Standard & Poor's. Such securities may be rated by nationally recognized statistical rating organizations other than Standard & Poor's or may not be rated by any such organizations. With respect to the percentage of the Fund's assets invested in unrated securities, the Fund's Investment Adviser believes that 2.10% are of comparable quality to obligations rated A, 1.81% are of comparable quality to obligations rated AAA, 1.77% are of comparable quality to obligations rated B, 1.81% are of comparable quality to obligations rated B+, 3.27% are of comparable quality to obligations rated BB, 0.03% are of comparable quality to obligations rated BBB, 0.06% are of comparable quality to obligations rated CCC, 0.01% are of comparable quality to obligations rated D and 0.13% are of other quality. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's if it were to rate the securities.

  For a description of the above referenced ratings, see the appendix to this Prospectus. The rating composition of the portfolio may vary over time.

  Average Maturity. The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. As with all fixed income securities, changes in market yields will affect the Fund's asset value as the prices of portfolio securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. The Fund does not expect the average maturity of its portfolio to exceed ten years.

HEDGING TECHNIQUES

  The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate and currency risks. These strategies include use of options on portfolio positions or currencies, financial and currency futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. When the Fund engages in transactions denominated in foreign currencies, it will be subject to the risks of adverse changes in the exchange rates between such foreign currencies and the U.S. dollar, the currency used to value the Fund's assets. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below. See "Taxes."

  The following is a description of the hedging instruments the Fund may utilize with respect to interest rate and currency risks.

  Hedging Interest Rate Risks. The Fund may purchase and write (i.e., sell) call options and put options on securities and engage in transactions in financial futures and related options, as described below.

  The Fund may write covered call options with respect to securities it owns and enter into closing purchase transactions with respect to such options. A covered call option provides the holder of the option with the right to buy the underlying security covered by the option at the stated exercise price until the option expires. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy particular securities held by the Fund at a specified price for a certain period of time. In return for the premium income realized from the sale of the option, the Fund gives up the opportunity to profit from a price increase in the underlying security above the option exercise price while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited until the option is closed or expires. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The Fund also may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. There is no percentage limitation with respect to portfolio securities on which the Fund may write call options.

  The Fund may purchase put options on portfolio securities. In return for payment of a premium, the purchase of a put option gives the holder thereof the right to sell the security underlying the option to another party at a specified price until the put option is closed out, expires or is exercised. The Fund will purchase put options to seek to reduce the risk of a decline in value of the underlying security owned by the Fund. The Fund does not intend to purchase uncovered puts in excess of 10% of its total assets. The total return on the security may be reduced by the amount of the premium paid for the option. The Fund may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will have deposited and maintained with its custodian cash or liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written or purchased. The Fund intends to limit its writing of covered puts so that the aggregate value of the obligations underlying the puts will not exceed 50% of its net assets.

  The Fund may also purchase and sell financial futures contracts ("futures contracts") as a hedge against adverse changes in interest rates, as described below. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. The Fund may effect transactions in futures contracts in United States and foreign agency and government securities and corporate debt securities. Transactions by the Fund in financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of securities held by the Fund will fall, thus reducing the net asset value of the Fund. As interest rates rise, however, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that would have been incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates.

  The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund also may purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities that the Fund intends to purchase. Limitations on transactions in options on futures contracts are described below.

  The Fund may engage in options and futures transactions on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will engage in OTC options transactions only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  To trade futures contracts, the Fund is not required to deposit funds equal to the value of the futures contract. The Fund need only make a deposit, called an "initial margin deposit," equal to a percentage (typically 15% or less) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in a substantial loss. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit. Options on futures contracts are generally similarly or even more highly leveraged. However, when the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby minimizing the effect of leverage from such futures contract.

  Hedging Foreign Currency Risks. The Fund is authorized to deal in forward foreign exchange between currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in such foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of such currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a "cross-hedge").

  The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

  The Fund also is authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the ECU) owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up on the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) that are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in OTC options only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

  A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in such currency that it owns, the expected acquisition price of securities that it has committed or anticipates to purchase that are denominated in such currency, and, in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian U.S. Government or other liquid securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities with respect to currencies and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures, related options and forward currency transactions.

  In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks and dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then-market price and could result in a loss to the Fund.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin and option premiums required to establish non-hedging transactions would exceed 5% of the market value of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions. However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.

  When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or other liquid securities in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities and currencies that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security or currency, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the debt securities that are the subject of the hedge. There is also a risk of imperfect correlations where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

  The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, management believes the Fund can receive on each business day a bid or offer. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  The exchanges on which options on portfolio securities and currency are traded have generally established limitations governing the maximum number of call or put options on the same underlying security and currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

  Convertible Securities. The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Although the Fund generally expects that it will sell convertible securities rather than convert such securities into common stock, the Fund may, at various times, exercise conversion rights on convertible securities called for redemption to establish holding periods for tax purposes or for other reasons. The Fund may not invest more than 10% of its total assets in such common stock.

  Borrowing. The Fund is authorized to borrow money from banks in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings, provided that such borrowings will be made only to meet redemption requests, settle investment transactions or for temporary or emergency purposes. See "Investment Objective and Policies--Investment Restrictions" in the Statement of Additional Information.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Foreign currency-denominated agreements will be limited to purchase and sale contracts entered into with financial institutions that have at least $50 million in capital or whose obligations are guaranteed by an entity having at least $50 million in capital. U.S. dollar-denominated repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations, whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  Indexed and Inverse Securities. The Fund may invest in securities whose potential investment return is based on the change in particular measurements of value and/or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in an index of interest rates or of the value of a precious or industrial metal. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation (i.e., negotiated loan premium or fee) for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer (other than U.S. Government securities), and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not borrow amounts in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed), and an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, the Fund is further limited and may not borrow amounts in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

  Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                            MANAGEMENT OF THE FUND

DIRECTORS

  The Directors of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--Chairman of the Investment Adviser and its affiliate, MLAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.

  James H. Bodurtha--Director and Executive Vice President, The China Business Group, Inc.

  Herbert I. London--John M. Olin Professor of Humanities, New York
University.

  Robert R. Martin--Former Chairman, Kinnard Investments, Inc.

  Joseph L. May--Attorney in private practice.

  Andre F. Perold--Professor, Harvard Business School.
--------
*  Interested person, as defined by the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Investment Adviser, which is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company, acts as the Investment Adviser for the Fund and provides the Fund with investment management services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser to more than 100 registered investment companies. MLAM also provides investment advisory services to individuals and institutional accounts. As of February, 1998, the Asset Management Group had a total of approximately $476 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of MLAM.

  The Fund's management agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the supervision of the Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibilities for making decisions to buy, sell or hold a particular security rest with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  Vincent T. Lathbury, III and Paolo H. Valle are primarily responsible for the day to day management of the Fund's investment portfolio. Vincent T. Lathbury, III has been First Vice President of MLAM since 1997, Portfolio Manager of the Investment Adviser and MLAM since 1982 and was Vice President of the Investment Adviser and MLAM from 1982 to 1997. Paolo H. Valle has been First Vice President of MLAM since 1997, Senior Portfolio Manager since 1992 and was Vice President from 1992 to 1997.

  The Fund pays the Investment Adviser a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1997, the total fee paid by the Fund to the Investment Adviser was $6,059,356 (based on average net assets of approximately $1.0 billion).

  Also, the Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of ML&Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund, in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Pursuant to the Investment Advisory Agreement, the Fund pays certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Directors' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended December 31, 1997, the Fund reimbursed the Investment Adviser $170,484 for accounting services. For the fiscal year ended December 31, 1997, the ratio of total expenses to average net assets was 0.76% for Class A shares, 1.53% for Class B shares, 1.58% for Class C shares and 1.01% for Class D shares.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-l of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions such as governmental securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended December 31, 1997, the total fee paid by the Fund to the Transfer Agent was $1,107,431 pursuant to the Transfer Agency Agreement.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of each of the Investment Adviser and Merrill Lynch, acts as the distributor of shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50 and for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges that are imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Fund's Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.

                                                    ACCOUNT
                                                  MAINTENANCE DISTRIBUTION      CONVERSION
  CLASS              SALES CHARGE(/1/)                FEE         FEE             FEATURE
------------------------------------------------------------------------------------------------
    A              Maximum 4.00% initial              No           No               No
                  sales charge(/2/)(/3/)
------------------------------------------------------------------------------------------------
    B            CDSC for a period of four           0.25%        0.50%    B shares convert to D
              years, at a rate of 4.0% during                              shares automatically
              the first year, decreasing 1.0%                               after approximately
                   annually to 0.0%(/4/)                                      ten years(/5/)
------------------------------------------------------------------------------------------------
    C           1.0% CDSC for one year(/6/)          0.25%        0.55%             No
------------------------------------------------------------------------------------------------
    D     Maximum 4.00% initial sales charge(/3/)    0.25%         No               No

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, instead, may be subject to a 1.0% CDSC if shares are redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.
(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares, certain retirement plans and certain fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                  DISCOUNT TO
                                                SALES CHARGE AS SELECTED DEALERS
                                SALES CHARGE AS   PERCENTAGE*   AS PERCENTAGE OF
                                 PERCENTAGE OF    OF THE NET      THE OFFERING
  AMOUNT OF PURCHASE            OFFERING PRICE  AMOUNT INVESTED      PRICE
  ------------------            --------------- --------------- ----------------
Less than $25,000.............       4.00%           4.17%            3.75%
$25,000 but less than $50,000.       3.75            3.90             3.50
$50,000 but less than
 $100,000.....................       3.25            3.36             3.00
$100,000 but less than
 $250,000.....................       2.50            2.56             2.25
$250,000 but less than
 $1,000,000...................       1.50            1.52             1.25
$1,000,000 and over**.........       None            None             None

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A share purchases by certain retirement plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  For the fiscal year ended December 31, 1997, the Fund sold 1,471,571 Class A shares for aggregate net proceeds of $13,032,610. The gross sales charges for the sale of Class A shares of the Fund for the fiscal year ended December 31, 1997 were $20,949, of which $1,741 and $19,208 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended December 31, 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended December 31, 1997, the Fund sold 290,672 Class D shares for aggregate net proceeds of $2,569,167. The gross sales charges for the sale of Class D shares of the Fund for the year were $16,997, of which $1,583 and $15,414 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended December 31, 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign owned banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and distribution fees of 0.50% and 0.55%, respectively, of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                    CLASS B
                                                                   CDSC AS A
                                                                 PERCENTAGE OF
   YEAR SINCE PURCHASE                                           DOLLAR AMOUNT
   PAYMENT MADE                                                SUBJECT TO CHARGE
   -------------------                                         -----------------
   0-1........................................................       4.0%
   1-2........................................................       3.0%
   2-3........................................................       2.0%
   3-4........................................................       1.0%
   4 and thereafter...........................................       None

  For the fiscal year ended December 31, 1997, the Distributor received CDSCs of $996,571 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plans or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder.

  The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint SM Programs. The CDSC also is waived for any Class B shares that are purchased by eligible 401(a) or eligible 401(k) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the

MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee AccessSM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended December 31, 1997, the Distributor received CDSCs of $4,508 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The Conversion Period also may be modified for investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended December 31, 1997, the Fund paid the Distributor $6,002,265 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $800.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1997, the Fund paid the Distributor $89,735 pursuant to the Class C Distribution Plan (based on average net daily assets subject to such Class C Distribution Plan of approximately $11.2 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1997, the Fund paid the Distributor $37,287 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $14.9 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation. The Fund operated as a closed-end investment company from September 29, 1988 to November 15, 1991 and commenced operations as an open-end investment company on November 18, 1991.

  As of December 31, 1997, for Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations as an open-end investment company exceeded fully allocated accrual revenues for such period by approximately $8,341,000 (1.30% of Class B net assets at that date). As of December 31, 1997, for Class B shares, direct cash revenues for the period since the commencement of operations as an open-end investment company exceeded direct cash expenses by $41,066,880 (6.40% of Class B net assets at that date). As of December 31, 1997, for Class C Shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues for such period by approximately $54,000 (.46% of Class C net assets at that date). As of December 31, 1997, for Class C shares, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $114,396 (.97% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

                             REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive on redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Fund's Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the normal close of business on the NYSE (generally 4:00 p.m., New York time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). However, securities firms that do not have selected dealer agreements with the Distributor, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares will have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each such service, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:

INVESTMENT ACCOUNT

  Each shareholder whose account (an "Investment Account") is maintained at the Transfer Agent will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gain distributions. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate transaction confirmations for each purchase or sale transaction other than the automatic investment purchase and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Accounts at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax deferred retirement account such as an Individual Retirement Account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the payable date for such dividends or distributions. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments also can be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal payments from his Investment Account through automatic payment by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares that will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified period will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the effect on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B or Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations for each class will be computed based on a 30-day period by dividing (a) net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during that period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. The yield for the 30-day period ended December 31, 1997 was 6.89% for Class A shares, 6.40% for Class B shares, 6.35% for Class C shares and 6.65% for Class D shares.

  Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates or spreads, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which the Fund invests are traded primarily in the OTC market. Since portfolio transactions will generally not be effected on foreign securities exchanges, the Fund does not expect typically to incur potential settlement delays which may occur on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnished the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year.) High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                            ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income. Dividends from such net investment income are paid monthly. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes. See "Taxes." If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually. Dividends may be reinvested automatically in shares of the Fund at net asset value. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed under "Taxes," whether they are reinvested in shares of the Fund or received in cash.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable with respect to such class of shares. See "Additional Information--Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

  The per share net asset value per share of the Class A shares generally will be higher than the per share net asset value of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and as equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund.

YEAR 2000 ISSUES

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on July 1, 1988 as a closed-end investment company. On October 25, 1991, the shareholders of the Fund voted to convert the Fund to an open-end investment company.

Such conversion was effected on November 15, 1991 and the Fund commenced operations as an open-end investment company on November 18, 1991. See "General Information" in the Statement of Additional Information. The Fund has an authorized capital of 4,000,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 1,000,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of common stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters:
(i) election of directors; (ii) approval of an investment advisory agreement;
(iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of shareholders of the Fund as required by Maryland corporate law and the Investment Company Act. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

   Merrill Lynch Financial Data Services, Inc.
   P.O. Box 45289
   Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                                   APPENDIX

                          RATINGS OF DEBT SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") LONG-TERM DEBT RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

  PRIME 1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME 2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangement.

  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighted solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") ISSUE CREDIT RATINGS

  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

 Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the higher rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

 Short-Term Issue Credit Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligations.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

 Local Currency and Foreign Currency Risks

  Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

DESCRIPTION OF STANDARD & POOR'S RATING OUTLOOK AND CREDITWATCH

  A Standard & Poor's Rating Outlook assesses the potential direction of an issuer's long-term debt rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action. Ratings appear on CreditWatch when an event or deviation from an expected trend has occurred or is expected and additional information is necessary to take a rating action. For example, an issue is placed under such special surveillance as the result of mergers, recapitalizations, regulatory actions, or unanticipated operating developments. Such rating reviews normally are completed within 90 days, unless the outcome of a specific event is pending. CreditWatch designations and Rating Outlooks may be:

  "Positive" indicates that ratings may be raised.

  "Negative" means ratings may be lowered.

  "Stable" indicates that ratings are not likely to change.

  "Developing" means ratings may be raised or lowered.

  "N.M." means not meaningful.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  Preferred stock ratings are based on the following considerations:

    1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

    2. Nature of, and provisions of, the issue;

    3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC

    Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C     A preferred stock rated C is a non-paying issue.

D A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S DUAL RATINGS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the short-term issue credit rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, Standard & Poor's note rating symbols are used with the short-term issue credit rating symbols (for example, "SP-1+/A-1+").

     MERRILL LYNCH WORLD INCOME FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
               [_] Class A shares  [_] Class B shares  [_] Class C
                            shares  [_] Class D shares

of Merrill Lynch World Income Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ....................................     4. ................................
2. ....................................     5. ................................
3. ....................................     6. ................................
Name...........................................................................
  First Name                          Initial                          Last
                                                                       Name
Name of Co-Owner (if any)......................................................
                 First Name                   Initial                  Last
                                                                       Name
Address........................................................................
 .................................................... Date......................
                                       (Zip Code)
Occupation.............................     Name and Address of Employer.......
                                            ...................................
                                            ...................................
 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)

(In the case of co-owner, a joint-tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
     Ordinary Income Dividends               Long-term Capital
                                             Gains
     SELECT ONE:
              [_] Reinvest                   SELECT ONE:
                                                  [_] Reinvest
              [_] Cash                            [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch World Income Fund, Inc. Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE): [_] checking  [_] savings
Name on your account...........................................................
Bank Name......................................................................
Bank Number......................... Account Number ...........................
Bank Address ..................................................................
I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.
Signature of Depositor.........................................................
Signature of Depositor .................................. Date.................
(If joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
   CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

    MERRILL LYNCH WORLD INCOME FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


           Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4.  LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS
IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                    ................., 19......
Dear Sir/Madam:                                      Date of initial purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch World Income Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:
 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch World Income Fund, Inc. Prospectus.
   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch World Income Fund, Inc. held as security.

By: ...................................     ...................................
         Signature of Owner                        Signature of Co-Owner
                                               (If registered in joint names,
                                                       both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name...............................     (2) Name...........................

Account Number.........................     Account Number.....................
-------------------------------------------------------------------------------
5. FOR DEALER ONLY
     Branch Office, Address, Stamp          We hereby authorize Merrill Lynch
--                                   --     Funds Distributor, Inc. to act as
                                            our agent in connection with
                                            transactions under this
                                            authorization form and agree to
                                            notify the Distributor of any
                                            purchases or sales made under a
                                            Letter of Intention, Automatic
                                            Investment Plan or Systematic
                                            Withdrawal Plan. We guarantee the
                                            shareholder's signature.
--                                   --
This form when completed, should be         ...................................
mailed to:                                        Dealer Name and Address

  Merrill Lynch World Income Fund, Inc.     By: ...............................
  c/o Merrill Lynch Financial                 Authorized Signature of Dealer
  Data Services, Inc.                       [_][_][_]  [_][_][_][_]............
  P.O. Box 45289                            Branch Code  F/C No.     F/C Last
  Jacksonville, FL 32232-5289                                          Name
                                            [_][_][_]   [_][_][_][_][_]
                                            Dealer's Customer Account No.

      MERRILL LYNCH WORLD INCOME FUND, INC.--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION
(Please Print)

Name of Owner........................            Social Security No. or
      First Name      Initial  Last Name       Taxpayer Identification No.

Name of Co-Owner (if any)............
                 First Name
                         Initial
                               Last Name

Address..............................         Account Number ..................
                                              (if existing account)
 .....................................
                                (Zip Code)
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--(SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Lynch World Income Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal in  ...........  or as soon as possible thereafter.

                                                                 (month)


SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE):
[_] $............. of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D
shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(A)I HEREBY AUTHORIZE PAYMENT BY CHECK
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner........................................ Date...............

Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number.......................... Account Number...........................

Bank Address...................................................................

     .......................................................................

Signature of Depositor.................................... Date...............

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.
--------

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the Systematic Withdrawal Plan is made.

      MERRILL LYNCH WORLD INCOME FUND, INC.--AUTHORIZATION FORM (PART 2)--
                                  (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

      [_] Class A shares      [_] Class B shares       [_] Class C
      shares                                    [_] Class D shares

of Merrill Lynch World Income Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

     MERRILL LYNCH FINANCIAL DATA
            SERVICES, INC.

                                            AUTHORIZATION TO HONOR ACH DEBITS
You are hereby authorized to draw an        DRAWN BY MERRILL LYNCH FINANCIAL
ACH debit each month on my bank                    DATA SERVICES, INC.
account for investment in Merrill
Lynch World Income Fund, Inc. as
indicated below:

                                          To...............................Bank
                                                        (Investor's Bank)


                                          Bank Address.........................

  Amount of each ACH debit  $........

                                          City...... State...... Zip Code......

  Account No. .......................

                                          As a convenience to me, I hereby
Please date and invest ACH debits on      request and authorize you to pay and
the 20th of each month beginning.....     charge to my account ACH debits
 .....................................     drawn on my account by and payable
               (month)                    to Merrill Lynch Financial Data
or as soon thereafter as possible. I      Services, Inc. I agree that your
agree that you are drawing these ACH      rights in respect to each such debit
debits voluntarily at my request and      shall be the same as if it were a
that you shall not be liable for any      check drawn on you and signed
loss arising from any delay in            personally by me. This authority is
preparing or failure to prepare any       to remain in effect until revoked
such debit. If I change banks or          personally by me in writing. Until
desire to terminate or suspend this       you receive such notice, you shall
program, I agree to notify you            be fully protected in honoring any
promptly in writing. I hereby             such debit. I further agree that if
authorize you to take any action to       any such debit be dishonored,
correct erroneous ACH debits of my        whether with or without cause and
bank account or purchases of Fund         whether intentionally or
shares including liquidating shares of    inadvertently, you shall be under no
the Fund and credit my bank account. I    liability.
further agree that if a check or debit
is not honored upon presentation,
Merrill Lynch Financial Data Services,
Inc. is authorized to discontinue
immediately the Automatic Investment
Plan and to liquidate sufficient
shares held in my account to offset
the purchase made with the dishonored
debit.


 .............    ......................   .............  ......................
    Date              Signature of            Date            Signature of
                       Depositor                               Depositor

                 ......................   .............  ......................
                 Signature of Depositor   Bank Account   Signature of Depositor
                   (If joint account,        Number        (If joint account,
                    both must sign)                         both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                   [This page intentionally left blank]

                   [This page intentionally left blank]

                               INVESTMENT ADVISER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER IN-FORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   3
Financial Highlights.......................................................   8
Risk Factors and Special Considerations....................................  11
Investment Objective and Policies..........................................  12
 International Investing...................................................  13
 Allocation of Investments and Risks of High Yield/High Risk Securities....  14
 Hedging Techniques........................................................  16
 Other Investment Policies and Practices...................................  22
 Investment Restrictions...................................................  24
Management of the Fund.....................................................  24
 Directors.................................................................  24
 Management and Advisory Arrangements......................................  25
 Code of Ethics............................................................  26
 Transfer Agency Services..................................................  26
Purchase of Shares.........................................................  26
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  29
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  31
 Distribution Plans........................................................  34
 Limitations on the Payment of Deferred Sales Charges......................  36
Redemption of Shares.......................................................  36
 Redemption................................................................  36
 Repurchase................................................................  37
 Reinstatement Privilege--Class A and Class D Shares.......................  37
Shareholder Services.......................................................  38
 Investment Account........................................................  38
 Exchange Privilege........................................................  38
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  40
 Systematic Withdrawal Plans...............................................  40
 Automatic Investment Plans................................................  40
 Fee-Based Programs........................................................  40
Taxes......................................................................  41
Performance Data...........................................................  43
Portfolio Transactions.....................................................  45
 Portfolio Turnover........................................................  46
Additional Information.....................................................  46
 Dividends and Distributions...............................................  46
 Determination of Net Asset Value..........................................  46
 Year 2000 Issues..........................................................  47
 Organization of the Fund..................................................  47
 Shareholder Inquiries.....................................................  48
 Shareholder Reports.......................................................  48
Appendix--Ratings of Debt Securities.......................................  49
Authorization Form.........................................................  57

                                                         Code # 16102-0398
[LOGO] MERRILL LYNCH

Merrill Lynch
World Income Fund, Inc.

[ART]

PROSPECTUS

    March 31, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for further reference.

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH WORLD INCOME FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch World Income Fund, Inc. (the "Fund") is a mutual fund that seeks to provide shareholders with high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund may invest in United States and foreign government and corporate fixed income securities, including high yield/high risk, lower rated and unrated securities. In pursuing its investment objective, the Fund will allocate its investments among different types of fixed income securities denominated in various currencies based upon management's analysis of the yield, maturity and currency considerations affecting such securities. Under normal conditions, the Fund's investments will be denominated in at least three currencies. The Fund presently contemplates that it will invest primarily in obligations denominated in the currencies of the United States, Canada, Western European nations, New Zealand and Australia as well as in European Currency Units. The Fund may seek to hedge against interest rate and currency risks through the use of options, futures and foreign currency transactions. There can be no assurance that the investment objective of the Fund will be realized.

  Investment on an international basis and in lower rated or unrated securities (commonly referred to as "junk bonds") involves special considerations and certain risks, including risks of untimely payment of interest and principal, default, and price volatility. Investors should carefully consider these risks before investing.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 31, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

 The date of this Statement of Additional Information is March 31, 1998.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek to provide shareholders with high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units. The Fund may invest in United States and foreign government and corporate fixed income securities, including high yield high risk, lower rated and unrated securities. The Fund will invest at least 90% of its total assets in such fixed income securities. In pursuing its investment objective, the Fund will, under normal circumstances, allocate its investments among different types of fixed income securities denominated in various currencies based upon management's analysis of the yield, maturity and currency considerations affecting such securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

HEDGING TECHNIQUES

  Reference is made to the discussion concerning hedging techniques under the caption "Hedging Techniques" in the Prospectus.

  The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate and currency risks. These strategies include use of options on its portfolio securities, financial and currency futures and options on such futures and forward foreign currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate.

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Investment Adviser believes that, because the Fund will engage in these transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.

  The following information relates to the hedging instruments the Fund may utilize with respect to interest rate and currency risks.

  The Fund may purchase and write (i.e., sell) call options and put options on securities, enter into closing purchase transactions with respect to such options and engage in transactions in financial futures as described below. The Fund writes only covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option and, in the case of put options, that the Fund, through its custodian, has deposited and maintained cash, cash equivalent, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

  Writing Options. The Fund will receive a premium from writing an option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, interest rates and the time period until the expiration of the option.

  By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from underlying securities unhedged. By writing a put option, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. To facilitate closing transactions, as described below, the Fund will ordinarily write only options for which a secondary market exists.

  The Fund may engage in closing transactions in order to terminate outstanding exchange-traded options that it has written. To effect a closing transaction, the Fund purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of such transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

  Purchase of Options. The Fund may purchase put and call options in connection with its hedging activities. By buying a put, the Fund has the right to sell the underlying securities at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The Fund may also purchase call options on securities which it intends to purchase. By purchasing a call, the Fund has the right to purchase the underlying securities at the option price.

  The Fund may enter into both exchange-traded and over-the-counter ("OTC") put and call option transactions. OTC option transactions are two party contracts with price and terms negotiated between the buyer and seller. The Fund will enter into OTC option transactions only with respect to portfolio securities for which the Investment Adviser believes there is regularly available a price quotation from a dealer in such options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. For so long as the Commission staff is of that view, the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. To the extent any such options or assets may be illiquid, it may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

  Futures Contracts. The Fund may purchase and sell financial futures contracts ("futures contracts") as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. The Fund may effect transactions in futures contracts in United States and foreign agency and government securities and corporate debt securities traded on United States and foreign exchanges, as well as on OTC markets.

  The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge, by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and typically would reduce the Fund's average yield as a result of the shortening of maturities.

  The sale of futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

  The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in order to gain rapid market exposure that may in part or entirely offset an increase in the cost of long-term securities it intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities.

  Options on Financial Futures. The Fund may purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund entered into futures contracts. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities which the Fund intends to purchase.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

  Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the debt securities which are the subject of the hedge. There is also a risk of imperfect correlations when the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in currency futures and options on interest rate and currency futures contracts involve similar risks.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in interest rate and currency futures may be closed out only on an exchange which provides a secondary market for such futures. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. In such situations, if the

Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an option position in a futures contract or related options.

  The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading Limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

FORWARD FOREIGN EXCHANGE TRANSACTIONS

  Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

  The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency.

  The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, it will place with its custodian bank cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

OTHER INVESTMENT POLICIES AND PRACTICES

  Convertible Securities. The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Although the Fund generally expects that it will sell convertible securities rather than convert such securities into common stock, the Fund may, at various times, exercise conversion rights on convertible securities called for redemption to establish holding periods for tax purposes or for other reasons. The Fund may not invest more than 10% of its total assets in such common stock.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Foreign currency-denominated agreements will be limited to purchase and sale contracts entered into with financial institutions that have at least $50 million in capital or whose obligations are guaranteed by an entity having at least $50 million in capital. U.S. dollar-denominated repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to retain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on
  Section 12(d)(i)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

    d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 33 1/3% of its total assets, taken at market value (including the amount borrowed), and then only from banks for the purpose of meeting redemption requests or settlement transactions, or for temporary or emergency purposes. In addition, the Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and portfolio managers of the Fund, including their ages and principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each of the portfolio managers and of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Director(1)(2)--Chairman of the Investment Adviser (which term as used herein includes its corporate predecessors) and of Merrill Lynch Asset Management, L.P. ("MLAM," which term as used herein includes its corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997, Director thereof since 1993 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  James H. Bodurtha (54)--Director(2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (59)--Director(2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee, Hudson Institute since 1980 and President since 1997; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech L.P. in 1996.

  Robert R. Martin (71)--Director(2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (68)--Director(2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (45)--Director(2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle, Jr.(49)--Senior Vice President(1)(2)--Senior Vice President and Department Head of the Global Fixed Income Division of the Investment Adviser and MLAM since 1990; Vice President of the Investment Adviser from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

  Vincent T. Lathbury, III (57)--Vice President and Portfolio Manager(1)(2)-- First Vice President of MLAM since 1997; Vice President of the Investment Adviser and MLAM from 1982 to 1997; Portfolio Manager of the Investment Adviser and MLAM since 1982.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Paolo H. Valle (40)--Senior Vice President and Portfolio Manager(1)(2)-- First Vice President of MLAM since 1997, Senior Portfolio Manager since 1992 and Vice President from 1992 to 1997.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Vice President of the Distributor since 1981 and Treasurer thereof since 1984; Senior Vice President and Treasurer of Princeton Services since 1993.

  Lawrence A. Rogers (51)--Secretary(1)(2)--Director (Legal Advisory) of MLAM since 1997; Attorney in private practice prior thereto.
--------

(1)Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or MLAM acts as investment adviser or manager.

  At February 27, 1998, the officers and Directors of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML&Co.

COMPENSATION OF DIRECTORS

  Pursuant to the terms of the management agreement with the Fund, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors who are affiliated persons of ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with ML & Co. or its affiliates (each a "non-affiliated Director") an annual fee of $5,000 for serving as a Director plus $500 for each meeting of the Board attended. The Fund also pays each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-affiliated Directors, an annual fee of $1,000 plus $250 for each Committee meeting attended. The Fund reimburses each non-affiliated Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings. For the fiscal year ended December 31, 1997, fees and expenses paid to the non-affiliated Directors aggregated $45,438.

  The following table sets forth for the year ended December 31, 1997, compensation paid by the Fund to the non-affiliated Directors and for the year ended December 31, 1997, the aggregate compensation paid by all registered investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors.

                                               PENSION OR    TOTAL COMPENSATION
                                               RETIREMENT    FROM FUND AND OTHER
                                                BENEFITS      MLAM/FAM ADVISED
                                COMPENSATION ACCRUED AS PART    FUNDS PAID TO
NAME OF DIRECTOR                 FROM FUND   OF FUND EXPENSE    DIRECTORS(1)
----------------                ------------ --------------- -------------------
James H. Bodurtha..............    $9,000         None            $148,500
Herbert I. London..............     9,000         None             148,500
Robert R. Martin...............     9,000         None             148,500
Joseph L. May..................     9,000         None             148,500
Andre F. Perold................     9,000         None             148,500

--------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows:
    Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement with the Investment Adviser (the "Investment Advisory Agreement"). As discussed in the Prospectus, the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees paid by the Fund to the Investment Adviser aggregated $9,774,596, $8,216,118 and $6,059,356, respectively.

  As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian, any subcustodian and transfer agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-affiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund reimbursed the Investment Adviser $150,832, $165,821 and $170,484 respectively, for accounting services. The Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" and "-- Distribution Plans."

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company
Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A shares for the fiscal year ended December 31, 1995 were $48,702, of which the Distributor received $5,727 and Merrill Lynch received $42,975. The gross sales charges for the sale of Class A shares for the fiscal year ended December 31, 1996 were $33,553, of which the Distributor received $3,597 and Merrill Lynch received $29,956. The gross sales charges for the sale of Class A shares for the fiscal year ended December 31, 1997 were $20,949, of which the Distributor received $1,741 and Merrill Lynch received $19,208. For the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of Class D shares for the fiscal year ended December 31, 1995 were $78,194, of which the Distributor received $8,054 and Merrill Lynch received $70,140. The gross sales charges for the sale of Class D shares for the fiscal year ended December 31, 1996 were $55,055, of which the Distributor received $4,675 and Merrill Lynch received $50,380. The gross sales charges for the sale of Class D shares for the fiscal year ended December 31, 1997 were $16,997, of which the Distributor received $1,583 and Merrill Lynch received $15,414. For the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Rights of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or of any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objective and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any reports made pursuant to the plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of December 31, 1997 with respect to the Class B shares and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum for the period as indicated.

                 DATA CALCULATED AS OF DECEMBER 31, 1997

                                                                                               ANNUAL
                                                                                            DISTRIBUTION
                                               ALLOWABLE              AMOUNTS                  FEE AT
                           ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                            GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
                           SALES(1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          ---------- --------- ---------- -------- -------------- --------- ------------
                                                          (IN THOUSANDS)
CLASS B SHARES, FOR THE
 PERIOD NOVEMBER 18,
 1991 (COMMENCEMENT OF
 OPERATIONS) TO DECEMBER
 31, 1997:
Under NASD Rule as
 Adopted................  $2,186,928 $136,683   $53,442   $190,125    $57,951     $132,174     $3,206
Under Distributor's
 Voluntary Waiver.......  $2,186,928 $136,683   $10,935   $147,618    $57,951     $ 89,667     $3,206
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO DECEMBER
 31, 1997:
Under NASD Rule as
 Adopted................  $   17,794 $  1,112   $   182   $  1,294    $   138     $  1,156     $   65

--------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments with respect to Class B shares made prior to July 6, 1993 under the distribution plan in effect at that time at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program ("MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Commission or such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at any such time.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain circumstances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are:
(a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse) provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal year ended December 31, 1995, the Distributor received CDSCs of $3,902,431 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $ 1,822,022 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended December 31, 1997, the Distributor received CDSCs of $996,571 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal years ended December 31, 1996 and 1997, additional CDSCs payable to the Distributor with respect to redemptions of Class B shares may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal year ended December 31, 1995, the Distributor received CDSCs of $ 4,150 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $6,036 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended December 31, 1997, the Distributor received CDSCs of $4,508 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates or spreads, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which the Fund invests are traded primarily in the over-the-counter market. Since portfolio transactions will generally not be effected on foreign securities exchanges, the Fund does not expect typically to incur potential settlement delays that may occur on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.

  For the fiscal year ended December 31, 1995, the Fund paid total brokerage commissions of $123,866, of which $59,317 or 47.9% was paid to Merrill Lynch for effecting 50.2% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended December 31, 1996, the Fund paid total brokerage commissions of $149,805, of which $52,913 or 35.3% was paid to Merrill Lynch for effecting 44.8% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended December 31, 1997, the Fund paid total brokerage commissions of $200,854, of which $57,158 or 28.5% was paid to Merrill Lynch for effecting 3.7% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rates were 208.53% and 217.60%, respectively.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement of the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in the judgment of the Fund's Investment Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

  The per share net asset value per share of the Class A shares generally will be higher than the per share net asset value of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide securities prices for the Fund. During the fiscal year ended December 31, 1995 the Fund paid $5,414 to MLSPS for such service. During the fiscal year ended December 31, 1996 the Fund paid $2,768 to MLSPS for such service. During the fiscal year ended December 31, 1997, the Fund paid $3,079 to MLSPS for such service.


                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below and in the Prospectus under "Shareholder Services" that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an "Investment Account" and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than the automatic investment purchases and the reinvestment of taxable ordinary income dividends.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus), Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Fund's Automatic Investment Plan is not available to shareholders whose shares are held in brokerage accounts with Merrill Lynch. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund, in their CMA(R) or CBA(R) accounts or in certain related accounts in the amount of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be automatically reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the payment date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if their account is maintained with the Transfer Agent that they no longer wish to have their dividend and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the

Exchange is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.


EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange

Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows:
Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced sales charge or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new

Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the Fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC, or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, a subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared daily prior to the determination of net asset value on that day and paid monthly. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable with respect to such class of shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to, file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and in unrated securities considered by the Investment Adviser to be of comparable quality ("high yield/high risk securities"), as described in the Prospectus. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code
Section 988 (as described below), Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign currency contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments. Finally, Section 988 losses with respect to foreign currency denominated tax-exempt securities may be subject to disallowance.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar Publications, Inc. risk-adjusted performance ratings in advertisements and supplemental sales literature. Total return is based on the Fund's historical performance and is not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates and (2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth in the tables below is total return and yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                         CLASS A SHARES             CLASS B SHARES             CLASS C SHARES             CLASS D SHARES
                   -------------------------- -------------------------- -------------------------- --------------------------
                    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                    PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                    BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                   HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT
                      $1,000     THE END OF      $1,000     THE END OF      $1,000     THE END OF      $1,000     THE END OF
                    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD
                   ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                           AVERAGE ANNUAL TOTAL RETURN
                                                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
 December 31,
 1997............       1.90%     $1,019.00        1.39%     $1,013.90        4.29%     $1,042.90        1.65%     $1,016.50
Five Years Ended
 December 31,
 1997............       7.41%     $1,429.80        7.47%     $1,433.70         --             --          --             --
Inception
 (November 18,
 1991)
 to December 31,
 1997............        --             --         7.26%     $1,535.00         --             --          --             --
Inception
 (September 29,
 1988)
 to December 31,
 1997............       9.63%     $2,340.80         --             --          --             --          --             --
Inception
 (October 21,
 1994)
 to December 31,
 1997............        --             --          --             --         8.85%     $1,311.00        8.09%     $1,282.00
                                                               ANNUAL TOTAL RETURN
                                                  (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
 December 31,
 1997............       6.15%     $1,061.50        5.34%     $1,053.40        5.28%     $1,052.80        5.88%     $1,058.80
 1996............      11.09%     $1,110.90       10.25%     $1,102.50       10.19%     $1,101.90       10.82%     $1,108.20
 1995............      15.35%     $1,153.50       14.61%     $1,146.10       14.38%     $1,143.80       15.06%     $1,150.60
 1994............      (4.05%)    $  959.50      (4.90)%     $  951.00         --             --          --             --
 1993............      14.12%     $1,141.20       13.27%     $1,132.70         --             --          --             --
 1992............       6.15%     $1,061.50        5.34%     $1,053.40         --             --          --             --
 1991*...........      23.12%     $1,231.20         --             --          --             --          --             --
 1990*...........      10.03%     $1,100.30         --             --          --             --          --             --
 1989*...........       6.91%     $1,069.10         --             --          --             --          --             --
 Inception
  (September 29,
  1988*)
  to December 31,
  1988...........       6.49%     $1,064.90         --             --          --             --          --             --
 Inception (No-
  vember 18,
  1991)
  to December 31,
  1991...........        --             --         1.64%     $1,016.40         --             --          --             --
 Inception (Octo-
  ber 21, 1994)
  to December 31,
  1995...........        --             --          --             --       (1.20)%     $  988.00      (1.09)%     $  989.10
                                                             AGGREGATE TOTAL RETURN
                                                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (Novem-
 ber 18, 1991)
 to December 31,
 1997............        --             --        53.50%     $1,535.00         --             --          --             --
Inception (Sep-
 tember 29, 1988)
 to December 31,
 1997*...........     134.08%     $2,340.80         --             --          --             --          --             --
Inception (Octo-
 ber 21, 1994)
 to December 31,
 1997............        --             --          --             --        31.10%     $1,311.00       28.20%     $1,282.00
                                                                      YIELD
30 Days Ended De-
 cember 31, 1997.       6.89%           --         6.40%           --         6.35%           --         6.65%           --

-------
* The Fund operated as a closed-end investment company from September 29, 1988 until November 15, 1991 and commenced operations as an open-end investment company on November 18, 1991.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on July 1, 1988 as a closed-end investment company. On October 25, 1991, the shareholders of the Fund voted to convert the Fund to an open-end investment company. The Fund was converted to an open-end investment company on November 15, 1991 and commenced operations as such on November 18, 1991. At the time of conversion of the Fund into an open-end investment company, the Fund had approximately 32,447,786 shares of Common Stock outstanding, all of which were reclassified into shares of Class A Common Stock upon such conversion. At the date of this Statement of Additional Information, the Fund has an authorized capital of 4,000,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 1,000,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Under the By-laws of the Fund, a special meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for each class of shares of the Fund based on the value of the Fund's net assets and number of shares outstanding as of December 31, 1997 is calculated as set forth below.

                                 CLASS A      CLASS B      CLASS C     CLASS D
                               ------------ ------------ ----------- -----------
Net Assets...................  $161,346,717 $641,242,067 $11,737,599 $15,072,489
                               ============ ============ =========== ===========
Number of Shares Outstanding.    18,266,879   72,644,554   1,330,763   1,706,412
                               ============ ============ =========== ===========
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)................  $       8.83 $       8.83 $      8.82 $      8.83
Sales Charge (for Class A and
 Class D shares: 4.00% of
 offering price (4.17% of net
 asset value per share))*....           .37           **          **         .37
                               ------------ ------------ ----------- -----------
Offering Price...............  $       9.20 $       8.83 $      8.82 $      9.20
                               ============ ============ =========== ===========

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-Deferred Sales Charge Alternatives-Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-affiliated Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investment.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by Independent Auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on March 2, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

February 20, 1998

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

LATIN AMERICA
                                                                                                                Value     Percent of
  Industries                Face Amount  Fixed-Income Investments                                 Cost        (Note 1a)   Net Assets
====================================================================================================================================
Argentina

  Banking & Finance       US$ 2,000,000  Banco Hipotecario Nacional, 8% due 6/04/1999          $ 2,005,000   $ 1,960,000       0.3%
  ----------------------------------------------------------------------------------------------------------------------------------
  Foreign Government          7,000,000  Republic of Argentina, 9.75%
  Obligations                                due 9/19/2027                                       5,852,000     6,685,000       0.8
                              9,600,000  Republic of Argentina, Floating Rate Brady Bonds,
                                             6.687% due 3/31/2005+                               8,280,000     8,592,000       1.0
                                         Republic of Argentina, Global Bonds:
                              3,000,000      8.375% due 12/20/2003                               3,061,020     2,850,000       0.4
                                250,000      11.375% due 1/30/2017                                 266,625       274,000       0.0
                                                                                              ------------  ------------     -----
                                                                                                17,459,645    18,401,000       2.2
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Argentina        19,464,645    20,361,000       2.5
====================================================================================================================================
Brazil

  Communications              1,500,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (e)        1,500,000     1,470,000       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Foreign Government         35,348,060  Republic of Brazil, Floating Rate Brady Bonds,
  Obligations                                7.06% due 4/15/2014+                               27,573,266    27,659,857       3.3
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Brazil           29,073,266    29,129,857       3.5
====================================================================================================================================
Colombia

  Energy                      5,000,000  Oleoducto Central S.A., 9.35% due 9/01/2005 (e)         5,000,000     5,403,550       0.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Utilities                   9,916,000  Transgas de Occidente S.A., 9.79% due 11/01/2010 (e)   10,052,345    10,643,448       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Colombia         15,052,345    16,046,998       1.9
====================================================================================================================================
Ecuador

  Foreign Government          9,842,040  Republic of Ecuador, PDI, Floating Rate
  Obligations                                Brady Bonds, 5.39% due 2/27/2015+                   6,264,994     6,421,931       0.8
                              5,000,000  Republic of Ecuador, Par, Global Brady Bonds,
------------------------------------------------------------------------------------------------------------------------------------
                                             3.50% due 2/28/2025+                                2,953,125     2,725,000       0.3
                                             Total Fixed-Income Investments in Ecuador           9,218,119     9,146,931       1.1
====================================================================================================================================
Mexico

  Foreign Government          5,000,000  United Mexican States, Par, Series B, Floating Rate
  Obligations                                Brady Bonds, 6.25% due 12/31/2019+                  4,181,250     4,162,500       0.5
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Mexico            4,181,250     4,162,500       0.5
====================================================================================================================================
Venezuela

  Foreign Government         49,000,000  Republic of Venezuela, 9.25% due 9/15/2027             44,419,500    43,904,000       5.3
  Obligations
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Venezuela        44,419,500    43,904,000       5.3
====================================================================================================================================
                                             Total Investments in Latin American Securities    121,409,125   122,751,286      14.8
====================================================================================================================================
NORTH
AMERICA
====================================================================================================================================
Canada

  Broadcasting/Cable         10,000,000  Videotron Group, Ltd. Co., 10.25% due 10/15/2002       10,043,750    10,550,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Paper                      10,000,000  Doman Industries Ltd., 8.75% due 3/15/2004              9,300,000     9,550,000       1.1
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Canada           19,343,750    20,100,000       2.4
====================================================================================================================================

United States

  Airlines                   10,000,000  US Airways Group Inc., 10.375% due 3/01/2013           10,000,000    11,191,600       1.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Broadcasting/Cable         10,000,000  Lenfest Communications, Inc., 10.50% due 6/15/2006      9,922,100    11,125,000       1.4
                              9,625,000  TCI Communications Financing II, 10%
                                         due 5/31/2045 (a)                                       9,926,111    10,279,618       1.2
                                                                                              ------------  ------------     -----
                                                                                                19,848,211    21,404,618       2.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Building Materials         10,000,000  Pacific Lumber Co., 10.50% due 3/01/2003               10,140,625    10,350,000       1.2
                             11,035,000  USG Corp., 8.75% due 3/01/2017                          9,717,469    11,366,050       1.4
                                                                                              ------------  ------------  ----------
                                                                                                19,858,094    21,716,050       2.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Chemicals                  10,340,000  ISP Holdings Inc., 9.75% due 2/15/2002                 10,340,000    10,908,700       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Conglomerates              10,000,000  Sequa Corp., 9.375% due 12/15/2003                      9,915,000    10,400,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Consumer Products          10,000,000  Coleman Escrow Corp., 11.573%* due 5/15/2001            6,846,175     6,625,000       0.8
                             10,000,000  Playtex Products, Inc., 8.875% due 7/15/2004           10,000,000    10,162,500       1.2
                                                                                              ------------  ------------     -----
                                                                                                16,846,175    16,787,500       2.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Energy                     10,000,000  Chesapeake Energy Corporation, 8.50% due 3/15/2012 (e)  9,941,400     9,925,000       1.2
                             10,000,000  Seagull Energy Corp., 8.625% due 8/01/2005             10,000,000    10,500,000       1.3
                                         TransAmerican Energy (e):
                                825,000      11.50% due 6/15/2002                                  816,750       808,500       0.1
                             14,350,000      13.29%* due 6/15/2002                              11,890,362    11,480,000       1.4
                                                                                              ------------  ------------     -----
                                                                                                32,648,512    32,713,500       4.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Entertainment              10,000,000  Viacom, Inc., 8% due 7/07/2006                         10,031,250    10,050,000       1.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Financial Services         10,000,000  Penn Financial Corp., 9.25% due 12/15/2003             10,000,000    10,475,000       1.2
                             10,000,000  Reliance Group Holdings, Inc., 9% due 11/15/2000       10,000,000    10,483,400       1.3
                                                                                              ------------  ------------     -----
                                                                                                20,000,000    20,958,400       2.5
  ----------------------------------------------------------------------------------------------------------------------------------
  Food & Beverage             6,536,985  Fresh Del Monte Co., 10% due 5/01/2003                  6,494,045     6,798,464       0.8
  ----------------------------------------------------------------------------------------------------------------------------------
  Food Distribution          10,000,000  AmeriServ Food Company, 8.875% due 10/15/2006          10,000,000    10,050,000       1.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Gaming                     10,000,000  Greate Bay Properties, Inc., 10.875% due 1/15/2004      9,996,250     8,400,000       1.0
                              7,500,000  Harrah's Jazz Co., 14.25% due 11/15/2001 (g)            5,178,125     2,325,000       0.3
                             10,000,000  Showboat, Inc., 9.25% due 5/01/2008                     9,748,750    10,700,000       1.3
                             10,000,000  Trump Atlantic City Associates, 11.25% due 5/01/2006    9,943,750     9,750,000       1.2
                                                                                              ------------  ------------     -----
                                                                                                34,866,875    31,175,000       3.8
  ----------------------------------------------------------------------------------------------------------------------------------
  Hotels                     10,000,000  HMC Acquisition Properties, 9% due 12/15/2007           9,346,250    10,450,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Paper                      10,000,000  Container Corp. of America, 9.75% due 4/01/2003        10,200,000    10,750,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Semiconductors             10,000,000  Advanced Micro Devices, Inc., 11% due 8/01/2003        11,025,000    10,700,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Supermarkets               10,000,000  Pueblo Xtra International Inc., 9.50% due 8/01/2003    10,116,875     9,525,000       1.1
  ----------------------------------------------------------------------------------------------------------------------------------

                                   Pages 8 & 9


                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

NORTH AMERICA
(Continued)
                                                                                                                 Value    Percent of
  Industries                 Face Amount  Fixed-Income Investments                                 Cost        (Note 1a)  Net Assets
====================================================================================================================================
United States
(concluded)
====================================================================================================================================
  Telecommunications      US$ 10,000,000  Century Communications Corp., 9.50% due 3/01/2005     $ 9,797,500  $ 10,600,000     1.3%
                              10,000,000  Millicom International Cellular S.A., 11.834%*
                                              due 6/01/2006                                       7,068,731     7,350,000      0.9
                              10,000,000  NTL Incorporated, 10% due 2/15/2007                     9,880,000    10,525,000      1.2
                                                                                               ------------  ------------    -----
                                                                                                 26,746,231    28,475,000      3.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Transportation               5,000,000  GS Superhighway Holdings, 9.875% due 8/15/2004 (e)      4,987,500     4,500,000      0.5
                               9,921,000  Viking Star Shipping Co., 9.625% due 7/15/2003          9,949,141    10,417,050      1.3
                                                                                               ------------  ------------    -----
                                                                                                 14,936,641    14,917,050      1.8
  ----------------------------------------------------------------------------------------------------------------------------------
  US Government                           US Treasury Bonds:
  Obligations                 30,000,000      6.625% due 2/15/2027                               31,490,625    32,568,600      3.9
                              10,000,000      6.375% due 8/15/2027                               10,484,375    10,546,900      1.3
                                                                                               ------------  ------------    -----
                                                                                                 41,975,000    43,115,500      5.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Utilities                    9,848,000  Beaver Valley II Funding Corp., 9% due 6/01/2017        7,262,900    10,948,612      1.3
                                          Midland Cogeneration Venture Limited Partnership:
                               6,693,446      10.33% due 7/23/2002 (b)                            6,559,577     7,198,901      0.9
                              10,000,000      13.25% due 7/23/2006                               11,183,750    12,848,300      1.5
                              10,000,000  Tucson Electric & Power Co., 10.732% due 1/01/2013      9,607,625    10,618,200      1.3
                                                                                               ------------  ------------    -----
                                                                                                 34,613,852    41,614,013      5.0
  ----------------------------------------------------------------------------------------------------------------------------------
                                          Total Fixed-Income Investments
                                          in the United States                                  359,808,011   373,700,395     45.1
====================================================================================================================================

                                                 Convertible Bonds
====================================================================================================================================
United States

  Automotive  Parts                       The Pep Boys--Manny, Moe & Jack:
                               1,000,000      4% due 9/15/1999                                    1,028,750       987,500      0.1
                               1,500,000      4.029%* due 9/20/2011                                 872,881       806,250      0.1
                                                                                               ------------  ------------    -----
                                                                                                  1,901,631     1,793,750      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Banking                                 BankAtlantic Bancorp, Inc.***:
                                 823,000      6.75% due 7/01/2006                                 1,629,952     1,563,700      0.2
                               1,200,000      5.625% due 12/01/2007                               1,200,000     1,290,000      0.1
                                                                                               ------------  ------------    -----
                                                                                                  2,829,952     2,853,700      0.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Building & Construction      1,613,000  M.D.C. Holdings, Inc., 8.75% due 12/15/2005***          2,334,253     3,161,480      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Computers                    4,000,000  Apple Computer, Inc., 6% due 6/01/2001 (e)***           3,945,000     3,225,000      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Conglomerates                  600,000  Polyphase Corp., 12% due 7/01/1999 (f)***                 600,000       456,000      0.1
                               1,000,000  Thermo Electron Corp., 4.25% due 1/01/2003 (e)          1,000,000     1,241,250      0.1
                               1,000,000  Thermo Fibertek Inc., 4.50% due 7/15/2004               1,000,000     1,066,250      0.1
                                          Thermo Instrument Systems, Inc.:
                                 500,000      4.50% due 10/15/2003                                  505,000       574,375      0.1
                               1,000,000      4.50% due 10/15/2003 (e)                            1,017,500     1,137,500      0.1
                                                                                               ------------  ------------    -----

                                                                                                  4,122,500     4,475,375      0.5
  ----------------------------------------------------------------------------------------------------------------------------------
  Environmental                  725,000  Thermo Ecotek Corp., 4.875% due 4/15/2004                 724,094       838,281      0.1
                               1,063,000  Thermo TerraTech, Inc., 4.625% due 5/01/2003 (e)        1,114,735       946,070      0.1
                               1,500,000  US Filter Corp., 4.50% due 12/15/2001                   1,580,250     1,522,500      0.2
                                                                                               ------------  ------------    -----
                                                                                                  3,419,079     3,306,851      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Health Care                  1,500,000  Integrated Health Services Inc., 5.75% due 1/01/2001    1,493,750     1,584,375      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Health Services              2,370,000  PhyCor, Inc., 4.50% due 2/15/2003                       2,241,600     2,298,900      0.3
                               1,000,000  Quantum Health Resources, Inc., 4.75% due 10/01/2000      935,000       925,000      0.1
                                                                                               ------------  ------------    -----
                                                                                                  3,176,600     3,223,900      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Homebuilders                   350,000  Continental Homes Holding Corp., 6.875%
                                              due 11/01/2002***                                     350,000       611,625      0.1
                                 170,000  Engle Homes, Inc., 7% due 3/01/2003                       165,580       223,550      0.0
                                                                                               ------------  ------------    -----
                                                                                                    515,580       835,175      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Imaging Systems                600,000  ThermoTrex Corporation, 3.25% due 11/01/2007              600,000       600,000      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Manufacturing                2,000,000  Mascotech, Inc., 4.50% due 12/15/2003                   1,842,500     1,772,500      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Medical Laser Systems        2,000,000  Thermolase Corp., 4.375% due 8/05/2004 (e)              2,000,000     1,780,000      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Mining                       1,000,000  Coeur D'Alene Mines Corporation, 7.25%
                                              due 10/31/2005 (e)                                    735,000       775,000      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Office Products              2,000,000  Office Depot, Inc., 4.891%* due 11/01/2008              1,183,175     1,295,000      0.2
                                          US Office Products Co.:
                               2,000,000      5.50% due 5/15/2003                                 1,711,875     1,833,500      0.2
                               2,500,000      5.50% due 5/15/2003 (e)                             2,413,750     2,246,875      0.3
                                                                                               ------------  ------------    -----
                                                                                                  5,308,800     5,375,375      0.7
  ----------------------------------------------------------------------------------------------------------------------------------
  Oil Drilling                   500,000  Loews Corp., 3.125% due 9/15/2007
                                              (Convertible in Diamond Offshore Drilling, Inc.)      500,000       501,875      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Oil Services                 1,000,000  Key Energy Group, Inc., 5% due 9/15/2004                  834,300       838,750      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Optical Equipment            1,585,000  Thermo Optik Corp., 5% due 10/15/2000 (e)               1,588,950     1,798,975      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals              1,000,000  Alza Corp., 5% due 5/01/2006                            1,065,625     1,038,750      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Restaurants                    500,000  Boston Chicken, Inc., 7.75% due 5/01/2004                 465,000       315,000      0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Retirement Care                700,000  Assisted Living Concepts, Inc., 6% due 11/01/2002         700,000       756,000      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Semiconductors                 750,000  Cypress Semiconductor Corp., 6% due 10/01/2002 (e)        750,000       630,938      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Technology                   1,250,000  Broadband Technologies, Inc., 5% due 5/15/2001 (e)      1,246,250       787,500      0.1
                                 750,000  Data General Corporation, 6% due 5/15/2004                750,000       724,688      0.1
                                                                                               ------------  ------------    -----
                                                                                                  1,996,250     1,512,188      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Telecommunications             500,000  Premiere Technologies, Inc., 5.75%
  Equipment                                   due 7/01/2004 (e)***                                  500,000       519,375      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
                                          Total Convertible Bonds in the United States           42,624,770    42,674,332      5.2
====================================================================================================================================

                                  Pages 10 & 11


                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

NORTH AMERICA
(concluded)

                                           Convertible Preferred Stocks, Preferred Stocks,                     Value      Percent of
  Industries                Shares Held             Common Stocks & Warrants                       Cost       (Note 1a)   Net Assets
====================================================================================================================================
United States

  Broadcasting/Cable            137,257  On Command Corporation                                $ 4,061,096   $ 1,715,713      0.2%
                                 43,675  On Command Corporation (Warrants) (c)                     349,400       242,942       0.0
                                                                                               -----------   -----------     -----
                                                                                                 4,410,496     1,958,655       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Entertainment                  11,897  Time Warner, Inc. (Series M), Pfd. (a)                 11,954,972    13,354,382       1.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Environmental                  10,000  Allied Waste Industries, Inc.                              48,105       233,125       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Financial Services             28,125  NAL Acceptance Corp. (Warrants) (c)(f)                          0         4,500       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Gaming                         75,000  Goldriver Hotel & Casino Corp., Liquidating Trust (f)      75,000             0       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Health Care                    50,000  MedPartners, Inc., Conv. Pfd.                           1,109,375     1,100,000       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Oil & Gas                      10,000  Lomak Petroleum, Inc., Conv. Pfd. (e)                     500,000       470,000       0.1
                                 20,000  Western Gas Resources, Inc., Conv. Pfd. $2.62           1,000,000       817,500       0.1
                                                                                               -----------   -----------     -----
                                                                                                 1,500,000     1,287,500       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals                   727  Crescendo Pharmaceuticals Corporation                       8,360         8,360       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Power Generation               10,000  Calenergy Capital Trust II, Conv. Pfd. (e)                500,000       448,750       0.1
                                 10,000  Calenergy Capital Trust III, Conv. Pfd.                   500,000       431,250       0.0
                                                                                               -----------   -----------     -----
                                                                                                 1,000,000       880,000       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Restaurants                    10,000  Wendy's Financing I, Conv. Pfd.                           522,375       550,000       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Steel                          50,000  Worthington Industries, Inc., Conv. Pfd.
                                             (Convertible in Rouge Industries, Inc.)               850,000       681,250       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Transportation                 19,000  Sea Containers Ltd., Conv. Pfd. $4.00                     875,463     1,059,250       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Utilities                      50,200  Citizens Utilities Company, Conv. Pfd. (Class A)        2,149,062     2,397,050       0.3
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Convertible Preferred Stocks, Preferred Stocks,
                                         Common Stocks & Warrants in the United States          24,503,208    23,514,072       2.8
====================================================================================================================================
                                         Total Investments in North American Securities        446,279,739   459,988,799      55.5
====================================================================================================================================
PACIFIC
BASIN                      Face Amount            Fixed-Income Investments
====================================================================================================================================
Indonesia

  Paper                   US$ 5,000,000  P.T. Indah Kiat International Finance, 12.50%
                                             due 6/15/2006                                       5,025,000     4,837,500       0.6
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Fixed-Income Investments in Indonesia             5,025,000     4,837,500       0.6
====================================================================================================================================
Philippines

  Telecommunications          5,000,000  Philippine Long Distance Telephone Co.,
                                             8.35% due 3/06/2017                                 4,981,200     4,137,500       0.5
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Fixed-Income Investments in the Philippines       4,981,200     4,137,500       0.5
====================================================================================================================================
                                         Total Investments in Pacific Basin Securities          10,006,200     8,975,000       1.1
====================================================================================================================================
WESTERN
EUROPE
====================================================================================================================================

Germany

  Foreign Government                     Bundesobligations:
  Obligations            DM  32,000,000      6.625% due 1/20/1998                               18,760,199    17,810,985       2.1
                             17,000,000      6.375% due 5/20/1998                               10,066,914     9,541,472       1.2
                             95,000,000  Bundesrepublik Deutschland, 6% due 7/04/2007           56,073,993    55,374,416       6.7
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Germany          84,901,106    82,726,873      10.0
====================================================================================================================================
Russia

  Financial Services      US$ 2,500,000  Unexim International Finance B.V.,
                                             9.875% due 8/01/2000                                2,514,750     2,200,000       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Foreign Government          5,000,000  Ministry Finance of Russia, 10% due 6/26/2007           4,706,250     4,632,500       0.6
  Obligations                27,500,000  Russia--Floating Rate Principal Loans, 5.623%
                                             due 12/15/2020 (a)                                 16,980,784    16,764,463       2.0
                                                                                               -----------   -----------     -----
                                                                                                21,687,034    21,396,963       2.6
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Russia           24,201,784    23,596,963       2.8
====================================================================================================================================
Sweden

  Foreign Government    Skr  70,000,000  Government of Sweden, 5.50%
  Obligations                                due 4/12/2002                                       9,151,263     8,781,498       1.0
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Sweden            9,151,263     8,781,498       1.0
====================================================================================================================================
United Kingdom

  Communications         US$ 20,000,000  TeleWest Communications PLC, 11.41%* due 10/01/2007    14,902,941    15,550,000       1.9
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Fixed-Income Investments in the United Kingdom   14,902,941    15,550,000       1.9
====================================================================================================================================

                                              Convertible Bonds
====================================================================================================================================
Ireland

  Dental Equipment &            500,000  Phoenix Shannon PLC, 9.50%
  Supplies                                   due 11/01/2000 (e)(g)                                 272,370        60,000       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Convertible Bonds in Ireland                        272,370        60,000       0.0
====================================================================================================================================
                                         Total Investments in Western European Securities      133,429,464   130,715,334      15.7
====================================================================================================================================
SHORT-TERM
SECURITIES                                           Issue
====================================================================================================================================
  Commercial Paper**         27,000,000  AESOP Funding Corp., 5.75% due 1/20/1998               26,922,375    26,922,375       3.3
                              5,000,000  Block Financial Corp., 5.72% due 1/20/1998              4,985,700     4,985,700       0.6
                             15,000,000  Ciesco L.P., 5.75% due 1/12/1998                       14,976,042    14,976,042       1.8
                              8,607,000  General Motors Acceptance Corp.,
                                             6.75% due 1/02/1998                                 8,607,000     8,607,000       1.0

                                 Pages 12 & 13


                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

====================================================================================================================================
SHORT-TERM
SECURITIES                                                                                                     Value      Percent of
(concluded)                 Face Amount                 Issue                                     Cost       (Note 1a)    Net Assets
====================================================================================================================================
  Commercial Paper**      US$ 8,370,000  Goldman Sachs Group L.P., 5.80% due 1/16/1998        $  8,351,121  $  8,351,121       1.0%
  (concluded)                            Lexington Parker Discount LLC:
                             20,000,000      5.75% due 1/08/1998                                19,980,833    19,980,833       2.4
                              5,910,000      5.89% due 1/12/1998                                 5,900,331     5,900,331       0.7
                             20,000,000  WCP Funding Inc., 5.75% due 1/09/1998                  19,977,639    19,977,639       2.4
                                                                                              ------------  ------------     -----
                                                                                               109,701,041   109,701,041      13.2
  ----------------------------------------------------------------------------------------------------------------------------------
  US Government               1,250,000  US Treasury Bills, 5.14% due 3/12/1998 (d)              1,237,685     1,237,638       0.2
  Obligations**
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Investments in Short-Term Securities            110,938,726   110,938,679      13.4
====================================================================================================================================
OPTIONS
PURCHASED
                            Nominal Value                                                           Premiums
                       Covered by Options                                                             Paid
====================================================================================================================================
  Currency Put               28,000,000  Deutschemark, expiring January 1998 at DM 1.788           136,920       202,076       0.0
  Options Purchased
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Options Purchased                                   136,920       202,076       0.0
====================================================================================================================================
                                         Total Investments                                     822,200,174   833,571,174     100.5
====================================================================================================================================
OPTIONS                                                                                            Premiums
WRITTEN                                                                                            Received
====================================================================================================================================
  Currency Call              28,000,000  Deutschemark, expiring January 1998 at DM 1.7385         (136,920)          (28)      0.0
  Options Written
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Options Written                                    (136,920)          (28)      0.0
====================================================================================================================================
  Total Investments, Net of Options Written                                                   $822,063,254   833,571,146     100.5
                                                                                              ============
  Short Sales (Proceeds--$5,755,930)***                                                                       (5,668,356)     (0.7)
  Variation Margin on Financial Futures Contracts****                                                           (104,367)      0.0
  Unrealized Appreciation on Forward Foreign Exchange Contracts*****                                              10,018       0.0
  Other Assets Less Liabilities                                                                                1,590,431       0.2
                                                                                                            ------------     -----
  Net Assets                                                                                                $829,398,872     100.0%
                                                                                                            ============     =====
====================================================================================================================================

+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
** Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

***   Covered Short Sales entered into as of December 31, 1997 were as follows:
      --------------------------------------------------------------------------
                                                                      Value
      Shares                  Issue                                 (Note 1i)
      --------------------------------------------------------------------------
        70,000         Apple Computer, Inc.                        $  (918,750)
        85,000         BankAtlantic Bancorp, Inc.                   (1,386,562)
         7,000         Continental Homes Holding Corp.                (281,750)
       183,600         M.D.C. Holdings, Inc.                        (2,765,475)
         4,500         Polyphase Corp.                                  (3,656)
        11,300         Premiere Technologies, Inc.                    (312,163)
      --------------------------------------------------------------------------
      Total (Proceeds--$5,755,930)                                $ (5,668,356)
                                                                  ============

      --------------------------------------------------------------------------
****  Financial futures contracts sold as of December 31, 1997 were as follows:
      --------------------------------------------------------------------------
      Number of                                    Expiration         Value
      Contracts       Issue            Exchange       Date       (Notes 1a & 1c)
      --------------------------------------------------------------------------
         151          Bundes            LIFFE      March 1998    $  21,865,535
         109      US Treasury Bonds      CBOT      March 1998       13,131,094
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$34,649,328)                        $  34,996,629
                                                                 =============
      --------------------------------------------------------------------------

***** Forward foreign exchange contracts sold as of December 31, 1997 were as follows:
      --------------------------------------------------------------------------
      Foreign                                                        Unrealized
      Currency                            Expiration                Appreciation
      Sold                                   Date                     (Note 1c)
      --------------------------------------------------------------------------
      DM 25,000,000                      January 1998                $  10,018
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (US$ Commitment--$13,911,534)                                  $  10,018
                                                                     =========
      --------------------------------------------------------------------------

(a) Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.
(b) Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Securities held as collateral in connection with open financial futures contracts.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $461,000, representing 0.1% of net assets.

      --------------------------------------------------------------------------
                                       Acquisition                      Value
      Issue                               Date(s)       Cost          (Note 1a)
      --------------------------------------------------------------------------
      Goldriver Hotel & Casino          5/04/1989-
        Corp., Liquidating Trust       10/07/1993     $ 75,000        $    --
      NAL Acceptance Corp.
        (Warrants)                      9/12/1996          --            4,500
      Polyphase Corp., 12%
        due 7/01/1999                   7/05/1994      600,000         456,000
      --------------------------------------------------------------------------
      Total                                           $675,000        $460,500
                                                      ========        ========
      --------------------------------------------------------------------------

(g)   Non-income producing security.

      See Notes to Financial Statements.

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

STATEMENT OF ASSETS AND LIABILITIES

              As of December 31, 1997
==================================================================================================================================
Assets:       Investments, at value (identified cost--$822,063,254) (Note 1a) ....................                  $  833,369,098
              Put options purchased, at value (cost--$136,920) (Notes 1a & 1c) ...................                         202,076
              Cash ...............................................................................                         307,436
              Unrealized appreciation on forward foreign exchange contracts (Note 1c) ............                          10,018
              Deposit for securities sold short (Note 1i) ........................................                       5,755,930
              Receivables:
                  Interest .......................................................................  $17,584,716
                  Securities sold ................................................................    3,154,199
                  Capital shares sold ............................................................      184,214
              Dividends ..........................................................................       89,466         21,012,595
                                                                                                     ----------
              Prepaid registration fees and other assets (Note 1g) ...............................                          90,701
                                                                                                                    --------------
              Total assets .......................................................................                     860,747,854
                                                                                                                    --------------
==================================================================================================================================
Liabilities:  Common stocks sold short, at market value (proceeds--$5,755,930) (Note 1i) .........                       5,668,356
              Call options written, at value (premiums received--$136,920) (Notes 1a & 1c) .......                              28
              Payables:
                  Securities purchased ...........................................................   17,659,925
                  Dividends to shareholders (Note 1h) ............................................    3,611,860
                  Capital shares redeemed ........................................................    2,789,221
                  Investment adviser (Note 2) ....................................................      441,021
                  Distributor (Note 2) ...........................................................      438,187
                  Forward foreign exchange contracts (Note 1c) ...................................      233,939
                  Variation margin (Note 1c) .....................................................      104,367
                  Dividends on short sales (Note 1i) .............................................        3,155         25,281,675
                                                                                                     ----------
              Accrued expenses and other liabilities .............................................                         398,923
                                                                                                                    --------------
              Total liabilities ..................................................................                      31,348,982
                                                                                                                    --------------
==================================================================================================================================
Net Assets:   Net assets .........................................................................                  $  829,398,872
                                                                                                                    ==============
==================================================================================================================================
Net Assets    Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                  $    1,826,688
Consist of:   Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                       7,264,455
              Class C Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                         133,076
              Class D Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                         170,641
              Paid-in capital in excess of par                                                                         855,371,098
              Accumulated realized capital losses on investments and foreign currency
                transactions--net (Note 5) .......................................................                     (46,484,986)
              Unrealized appreciation on investments and foreign currency transactions--net ......                      11,117,900
                                                                                                                    --------------
              Net assets .........................................................................                  $  829,398,872
                                                                                                                    ==============
==================================================================================================================================
Net Asset     Class A--Based on net assets of $161,346,717 and 18,266,879 shares outstanding .....                  $         8.83
Value:                                                                                                              ==============
              Class B--Based on net assets of $641,242,067 and 72,644,554 shares outstanding .....                  $         8.83
                                                                                                                    ==============
              Class C--Based on net assets of $11,737,599 and 1,330,763 shares outstanding .......                  $         8.82
                                                                                                                    ==============

              Class D--Based on net assets of $15,072,489 and 1,706,412 shares outstanding .......                  $         8.83
                                                                                                                    ==============
==================================================================================================================================

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Year Ended December 31, 1997
==================================================================================================================================
Investment       Interest and discount earned                                                                        $  77,526,268
Income           Dividends                                                                                               2,903,796
                                                                                                                     -------------
(Notes 1e & 1f): Total income                                                                                           80,430,064
                                                                                                                     -------------
==================================================================================================================================
Expenses:        Investment advisory fees (Note 2)                                                   $   6,059,356
                 Account maintenance and distribution fees--Class B (Note 2)                             6,002,265
                 Transfer agent fees--Class B (Note 2)                                                     907,983
                 Transfer agent fees--Class A (Note 2)                                                     172,663
                 Accounting services (Note 2)                                                              170,484
                 Printing and shareholder reports                                                          161,464
                 Custodian fees                                                                            100,915
                 Professional fees                                                                          99,266
                 Account maintenance and distribution fees--Class C (Note 2)                                89,735
                 Registration fees (Note 1g)                                                                73,952
                 Directors' fees and expenses                                                               45,438
                 Account maintenance fees--Class D (Note 2)                                                 37,287
                 Dividends on short sales (Note 1i)                                                         16,703
                 Transfer agent fees--Class D (Note 2)                                                      13,958
                 Transfer agent fees--Class C (Note 2)                                                      12,827
                 Pricing fees                                                                                5,314
                 Other                                                                                      23,055
                 Total expenses                                                                        -----------      13,992,665
                                                                                                                     -------------
                 Investment income--net                                                                                 66,437,399
                                                                                                                     -------------
==================================================================================================================================
Realized &       Realized gain (loss) from:
Unrealized Gain      Investments--net                                                                   10,208,728
(Loss) on            Foreign currency transactions--net                                                (17,009,181)     (6,800,453)
Investments &                                                                                          -----------
Foreign          Change in unrealized appreciation/depreciation on:
Currency             Investments--net                                                                  (12,570,830)
Transactions -       Foreign currency transactions--net                                                  3,063,912      (9,506,918)
Net (Notes 1c,                                                                                         -----------      ----------
1d, 1f & 3)      Net realized and unrealized loss on investments and
                     foreign currency transactions                                                                     (16,307,371)
                                                                                                                     -------------
                 Net Increase in Net Assets Resulting from Operations                                                $  50,130,028
                                                                                                                     =============
==================================================================================================================================

                 See Notes to Financial Statements.

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                               December 31,
                                                                                                           ------------------
                      Increase (Decrease) in Net Assets:                                                  1997             1996
====================================================================================================================================
Operations:           Investment income--net ...................................................  $    66,437,399   $    97,167,756
                      Realized gain (loss) on investments and foreign currency transactions--net       (6,800,453)       27,311,882
                      Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions--net .....................................       (9,506,918)        8,867,779
                                                                                                  ---------------   ---------------
                      Net increase in net assets resulting from operations .....................       50,130,028       133,347,417
                                                                                                  ---------------   ---------------
====================================================================================================================================
Dividends to          Investment income--net:
Shareholders              Class A ..............................................................      (12,612,653)      (18,005,131)
(Note 1h):                Class B ..............................................................      (49,068,797)      (77,786,819)
                          Class C ..............................................................         (685,580)         (534,218)
                          Class D ..............................................................         (991,622)         (841,588)
                      Return of capital:
                          Class A ..............................................................         (612,879)             --
                          Class B ..............................................................       (2,384,369)             --
                          Class C ..............................................................          (33,314)             --
                          Class D ..............................................................          (48,185)             --
                                                                                                  ---------------   ---------------
                      Net decrease in net assets resulting from dividends to shareholders ......      (66,437,399)      (97,167,756)
                                                                                                  ---------------   ---------------
====================================================================================================================================
Capital Share         Net decrease in net assets derived from capital share transactions .......     (379,207,926)     (325,693,217)
Transactions                                                                                      ---------------   ---------------
(Note 4):
====================================================================================================================================
Net Assets:           Total decrease in net assets .............................................     (395,515,297)     (289,513,556)
                      Beginning of year ........................................................    1,224,914,169     1,514,427,725
                                                                                                  ---------------   ---------------
                      End of year ..............................................................  $   829,398,872   $ 1,224,914,169
                                                                                                  ===============   ===============
====================================================================================================================================

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                        Class A
                                                                                     -----------------------------------------
                     The following per share data and ratios have been derived                    For the Year Ended
                     from information provided in the financial statements.                          December 31,
                                                                                     -----------------------------------------
                     Increase (Decrease) in Net Asset Value:                             1997           1996           1995
=================================================================================================================================
Per Share            Net asset value, beginning of year ...........................  $      8.94    $      8.69    $      8.20
Operating                                                                            -----------    -----------    -----------
Performance:         Investment income--net .......................................          .64            .67            .72
                     Realized and unrealized gain (loss) on investments and foreign
                     currency transactions--net ...................................         (.11)           .25            .49
                                                                                     -----------    -----------    -----------
                     Total from investment operations .............................          .53            .92           1.21
                                                                                     -----------    -----------    -----------
                     Less dividends and distributions:
                     Investment income--net .......................................         (.61)          (.67)          (.56)
                     Realized gain on investments--net ............................         --             --             --
                     Return of capital--net .......................................         (.03)          --             (.16)
                                                                                     -----------    -----------    -----------
                     Total dividends and distributions ............................         (.64)          (.67)          (.72)
                                                                                     -----------    -----------    -----------
                     Net asset value, end of year .................................  $      8.83    $      8.94    $      8.69
                                                                                     ===========    ===========    ===========
=================================================================================================================================
Total Investment     Based on net asset value per share ...........................         6.15%         11.09%         15.35%
Return:*                                                                             ===========    ===========    ===========
=================================================================================================================================
Ratios to Average    Expenses .....................................................          .76%           .75%           .80%
Net Assets:                                                                          ===========    ===========    ===========
                     Investment income--net .......................................         7.21%          7.71%          8.54%
                                                                                     ===========    ===========    ===========
=================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .......................  $   161,347    $   212,085    $   260,806
Data                                                                                 ===========    ===========    ===========
                     Portfolio turnover ...........................................       217.60%        208.53%        116.00%
                                                                                     ===========    ===========    ===========
=================================================================================================================================

                                                                                            Class A
                                                                                    ------------------------
                     The following per share data and ratios have been derived        For the Year Ended
                     from information provided in the financial statements.              December 31,
                                                                                    ------------------------
                     Increase (Decrease) in Net Asset Value:                             1994+           1993
=================================================================================================================
Per Share            Net asset value, beginning of year ...........................  $      9.28    $      8.85
Operating                                                                            -----------    -----------
Performance:         Investment income--net .......................................          .72            .75
                     Realized and unrealized gain (loss) on investments and foreign
                     currency transactions--net ...................................        (1.09)           .46
                                                                                     -----------    -----------
                     Total from investment operations .............................         (.37)          1.21
                                                                                     -----------    -----------
                     Less dividends and distributions:
                     Investment income--net .......................................         (.45)          (.58)
                     Realized gain on investments--net ............................         --             (.03)
                     Return of capital--net .......................................         (.26)          (.17)
                                                                                     -----------    -----------
                     Total dividends and distributions ............................         (.71)          (.78)
                                                                                     -----------    -----------
                     Net asset value, end of year .................................  $      8.20    $      9.28
                                                                                     ===========    ===========
=================================================================================================================
Total Investment     Based on net asset value per share ...........................        (4.05%)        14.12%
Return:*                                                                             ===========    ===========
=================================================================================================================
Ratios to Average    Expenses .....................................................          .77%           .78%
Net Assets:                                                                          ===========    ===========
                     Investment income--net .......................................         8.17%          8.22%
                                                                                     ===========    ===========
=================================================================================================================
Supplemental         Net assets, end of year (in thousands) .......................  $   311,181    $   467,625
Data                                                                                 ===========    ===========
                     Portfolio turnover ...........................................       115.95%        182.88%
                                                                                     ===========    ===========
=================================================================================================================

                     * Total investment returns exclude the effects of sales
                       loads.
                     + Based on average shares outstanding.

                     See Notes to Financial Statements.

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class B
                                                                                   --------------------------------------------
                   The following per share data and ratios have been derived                    For the Year Ended
                   from information provided in the financial statements.                           December 31,
                                                                                   --------------------------------------------
                   Increase (Decrease) in Net Asset Value:                               1997           1996           1995
===============================================================================================================================
Per Share          Net asset value, beginning of year ...........................  $        8.94  $        8.69  $        8.19
Operating                                                                          -------------  -------------  -------------
Performance:       Investment income--net .......................................            .57            .61            .65
                   Realized and unrealized gain (loss) on investments and foreign
                   currency transactions--net ...................................           (.11)           .25            .50
                                                                                   -------------  -------------  -------------
                   Total from investment operations .............................            .46            .86           1.15
                                                                                   -------------  -------------  -------------
                   Less dividends and distributions:
                     Investment income--net .....................................           (.54)          (.61)          (.51)
                     Realized gain on investments--net ..........................           --             --             --
                     Return of capital--net .....................................           (.03)          --             (.14)
                                                                                   -------------  -------------  -------------
                   Total dividends and distributions ............................           (.57)          (.61)          (.65)
                                                                                   -------------  -------------  -------------
                   Net asset value, end of year .................................  $        8.83  $        8.94  $        8.69
                                                                                   =============  =============  =============
===============================================================================================================================
Total Investment   Based on net asset value per share ...........................           5.34%         10.25%         14.61%
Return:**                                                                          =============  =============  =============

===============================================================================================================================
Ratios to Average  Expenses .....................................................           1.53%          1.52%          1.56%
Net Assets:                                                                        =============  =============  =============
                   Investment income--net .......................................           6.43%          6.94%          7.77%
                                                                                   =============  =============  =============
===============================================================================================================================
Supplemental       Net assets, end of year (in thousands) .......................  $     641,242  $     988,209  $   1,241,896
Data:                                                                              =============  =============  =============
                   Portfolio turnover ...........................................         217.60%        208.53%        116.00%
                                                                                   =============  =============  =============
===============================================================================================================================

                                                                                               Class B
                                                                                    -------------------------------
                   The following per share data and ratios have been derived              For the Year Ended
                   from information provided in the financial statements.                     December 31,
                                                                                    -------------------------------
                   Increase (Decrease) in Net Asset Value:                              1994++             1993
===================================================================================================================
Per Share          Net asset value, beginning of year ...........................   $        9.28    $        8.85
Operating                                                                           -------------    -------------
Performance:       Investment income--net .......................................             .65              .70
                   Realized and unrealized gain (loss) on investments and foreign
                   currency transactions--net ...................................           (1.10)             .44
                                                                                    -------------    -------------
                   Total from investment operations .............................            (.45)            1.14
                                                                                    -------------    -------------
                   Less dividends and distributions:
                     Investment income--net .....................................            (.40)            (.53)
                     Realized gain on investments--net ..........................            --               (.03)
                     Return of capital--net .....................................            (.24)            (.15)
                                                                                    -------------    -------------
                   Total dividends and distributions ............................            (.64)            (.71)
                                                                                    -------------    -------------
                   Net asset value, end of year .................................   $        8.19    $        9.28
                                                                                    =============    =============
===================================================================================================================
Total Investment   Based on net asset value per share ...........................           (4.90%)          13.27%
Return:**                                                                           =============    =============
===================================================================================================================
Ratios to Average  Expenses .....................................................            1.54%            1.55%
Net Assets:                                                                         =============    =============
                   Investment income--net .......................................            7.41%            7.42%
                                                                                    =============    =============
===================================================================================================================
Supplemental       Net assets, end of year (in thousands) .......................   $   1,490,507    $   2,106,120
Data:                                                                               =============    =============
                   Portfolio turnover ...........................................          115.95%          182.88%
                                                                                    =============    =============
===================================================================================================================

                                                                                                    Class C
                                                                          -------------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                                                                                                                       Oct. 21,
                    The following per share data and ratios have been derived        For the Year Ended                1994+ to
                    from information provided in the financial statements.              December 31,                  Dec. 31,
                                                                          ---------------------------------------
                    Increase (Decrease) in Net Asset Value:                   1997         1996           1995         1994++
=================================================================================================================================
Per Share           Net asset value, beginning of period ...............  $     8.93    $     8.68    $     8.19    $     8.42
Operating                                                                 ----------    ----------    ----------    ----------
Performance:        Investment income--net .............................         .56           .60           .64           .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net .        (.11)          .25           .49          (.20)
                                                                          ----------    ----------    ----------    ----------
                    Total from investment operations ...................         .45           .85          1.13          (.10)
                                                                          ----------    ----------    ----------    ----------
                    Less dividends and distributions:
                      Investment income--net ...........................        (.53)         (.60)         (.50)         (.08)
                      Return of capital--net ...........................        (.03)         --            (.14)         (.05)
                                                                          ----------    ----------    ----------    ----------
                    Total dividends and distributions ..................        (.56)         (.60)         (.64)         (.13)
                                                                          ----------    ----------    ----------    ----------
                    Net asset value, end of period .....................  $     8.82    $     8.93    $     8.68    $     8.19
                                                                          ==========    ==========    ==========    ==========


=================================================================================================================================
Total Investment    Based on net asset value per share .................        5.28%        10.19%        14.38%        (1.20%)+++
Return:**                                                                 ==========    ==========    ==========    ==========
=================================================================================================================================
Ratios to Average   Expenses ...........................................        1.58%         1.56%         1.65%         1.64%*
Net Assets:                                                               ==========    ==========    ==========    ==========
                    Investment income--net .............................        6.41%         6.85%         7.65%         8.00%*
                                                                          ==========    ==========    ==========    ==========
=================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...........  $   11,738    $   10,251    $    5,406    $    1,204
Data:                                                                     ==========    ==========    ==========    ==========
                    Portfolio turnover .................................      217.60%       208.53%       116.00%       115.95%
                                                                          ==========    ==========    ==========    ==========
=================================================================================================================================

                                                                                                    Class D
                                                                          ------------------------------------------------------
                                                                                                                      For the
                                                                                                                      Period
                                                                                                                      Oct. 21,
                   The following per share data and ratios have been derived          For the Year Ended              1994+ to
                   from information provided in the financial statements.                December 31,                 Dec. 31,
                                                                         ---------------------------------------
                   Increase (Decrease) in Net Asset Value:                    1997        1996           1995          1994++
=================================================================================================================================
Per Share          Net asset value, beginning of period ................ $     8.94    $     8.69    $     8.20    $     8.43
Operating                                                                ----------    ----------    ----------    ----------
Performance:       Investment income--net ..............................        .61           .65           .70           .11
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net ..       (.11)          .25           .49          (.20)
                                                                         ----------    ----------    ----------    ----------
                   Total from investment operations ....................        .50           .90          1.19          (.09)
                                                                         ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                     Investment income--net ............................       (.58)         (.65)         (.55)         (.09)
                     Return of capital .................................       (.03)         --            (.15)         (.05)
                                                                         ----------    ----------    ----------    ----------
                   Total dividends and distributions ...................       (.61)         (.65)         (.70)         (.14)
                                                                         ----------    ----------    ----------    ----------
                   Net asset value, end of period ...................... $     8.83    $     8.94    $     8.69    $     8.20
                                                                         ==========    ==========    ==========    ==========
=================================================================================================================================
Total Investment   Based on net asset value per share ..................       5.88%        10.82%        15.06%        (1.09%)+++
Return:**                                                                ==========    ==========    ==========    ==========
=================================================================================================================================
Ratios to Average  Expenses ............................................       1.01%          .99%         1.04%         1.04%*
Net Assets:                                                              ==========    ==========    ==========    ==========
                   Investment income--net ..............................       6.97%         7.42%         8.23%         8.60%*
                                                                         ==========    ==========    ==========    ==========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ............ $   15,072    $   14,369    $    6,320    $    1,410
Data:                                                                    ==========    ==========    ==========    ==========
                   Portfolio turnover ..................................     217.60%       208.53%       116.00%       115.95%
                                                                         ==========    ==========    ==========    ==========
=================================================================================================================================

                   *     Annualized.
                   **    Total investment returns exclude the effects of sales
                         loads.
                   +     Commencement of operations.
                   ++    Based on average shares outstanding.
                   +++   Aggregate total investment return.

                         See Notes to Financial Statements.

                                 Pages 20 & 21


                        Merrill Lynch World Income Fund, Inc., December 31, 1997

   NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts--The Fund may purchase or sell interest rate futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

 . Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

 . Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $15,984,995 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

                                 Pages 22 & 23


                        Merrill Lynch World Income Fund, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS (continued)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
  Class B ................................          0.25%              0.50%
  Class C ................................          0.25%              0.55%
  Class D ................................          0.25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a sub- sidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                                MLFD     MLPF&S
--------------------------------------------------------------------------------
  Class A .................................................    $1,741    $19,208
  Class D .................................................    $1,583    $15,414
--------------------------------------------------------------------------------

For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $1,140,664 and $4,508 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $3,079 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLFD, FAM, PSI, MLFDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $1,606,883,203 and $1,939,387,292, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                Realized           Unrealized
                                             Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
  Investments:
    Long-term ........................        $ 12,530,153         $ 11,305,892
    Short-term .......................               9,303                  (48)
    Short sales ......................          (1,152,536)              87,574
    Options written ..................             365,264                 --
    Financial futures contracts ......          (1,543,456)            (347,301)
                                              ------------         ------------
  Total investments ..................        $ 10,208,728         $ 11,046,117
                                              ------------         ------------

  Currency transactions:
    Options purchased ................            (120,220)              65,156
    Options written ..................           1,212,653              136,892
    Foreign currency transactions ....         (24,595,449)            (140,283)
    Forward foreign
    exchange contracts ...............           6,493,835               10,018
                                              ------------         ------------
  Total currency transactions ........         (17,009,181)              71,783
                                              ------------         ------------
  Total ..............................        $ (6,800,453)        $ 11,117,900
                                              ============         ============
--------------------------------------------------------------------------------
Transactions in call options written for the year ended December 31, 1997 were as follows:
--------------------------------------------------------------------------------
                                              Nominal Value
                                               Covered by           Premiums
Call Options Written                         Written Options        Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ..................                --        $         --
Options written ......................         595,875,500         2,844,582
Options closed .......................        (215,100,000)       (1,610,878)
Options exercised ....................         (25,000,000)          (46,875)
Options expired ......................        (327,775,500)       (1,049,909)
                                              ------------      ------------
Outstanding call options written,
  end of year ........................          28,000,000      $    136,920
                                              ============      ============
--------------------------------------------------------------------------------
Transactions in put options written for the year ended December 31, 1997 were as follows:
--------------------------------------------------------------------------------
                                              Nominal Value
                                               Covered by           Premiums
Put Options Written                          Written Options        Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ..................          10,000,000      $     21,875
Options exercised ....................         (10,000,000)          (21,875)
                                              ------------      ------------
Outstanding put options written,
  end of year ........................                --        $         --
                                              ============      ============
--------------------------------------------------------------------------------

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,916,589, of which $24,515,737 related to appreciated securities and $18,599,148 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $827,452,509.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $379,207,926 and $325,693,217 for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended December 31, 1997                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................        1,471,571         $ 13,032,610
Shares issued to shareholders
in reinvestment of dividends .........          490,171            4,320,941
                                           ------------         ------------
Total issued .........................        1,961,742           17,353,551
Shares redeemed ......................       (7,405,822)         (65,315,197)
                                           ------------         ------------
Net decrease .........................       (5,444,080)        $(47,961,646)
                                           ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended December 31, 1996                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           387,712         $  3,388,308
Shares issued to shareholders
in reinvestment of dividends .........           659,250            5,758,981
                                            ------------         ------------
Total issued .........................         1,046,962            9,147,289
Shares redeemed ......................        (7,346,115)         (64,121,789)
                                            ------------         ------------
Net decrease .........................        (6,299,153)        $(54,974,500)
                                            ============         ============
--------------------------------------------------------------------------------

                                 Pages 24 & 25


                        Merrill Lynch World Income Fund, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended December 31, 1997                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................         4,411,827        $  38,945,000
Shares issued to shareholders
in reinvestment of dividends .........         2,511,110           22,118,936
                                            ------------         ------------
Total issued .........................         6,922,937           61,063,936
Automatic conversion of shares .......          (394,158)          (3,459,877)
Shares redeemed ......................       (44,433,465)        (391,363,688)
                                            ------------         ------------
Net decrease .........................       (37,904,686)       $(333,759,629)
                                             ===========         =============
--------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended December 31, 1996                           Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..........................           9,132,221      $ 79,678,830
Shares issued to shareholders
in reinvestment of dividends .........           3,887,024        33,921,915
                                              ------------      ------------
Total issued .........................          13,019,245       113,600,745
Automatic conversion of shares .......            (505,096)       (4,380,377)
Shares redeemed ......................         (44,956,418)     (392,147,393)
                                              ------------      ------------
Net decrease .........................         (32,442,269)    $(282,927,025)
                                              ============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended December 31, 1997                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................          667,088         $  5,892,830
Shares issued to shareholders
in reinvestment of dividends .........           45,030              396,332
                                           ------------         ------------
Total issued .........................          712,118            6,289,162
Shares redeemed ......................         (529,077)          (4,662,828)
                                           ------------         ------------
Net increase .........................          183,041         $  1,626,334
                                           ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended December 31, 1996                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................          854,651         $  7,451,497
Shares issued to shareholders
in reinvestment of dividends .........           32,774              286,396
                                           ------------         ------------
Total issued .........................          887,425            7,737,893
Shares redeemed ......................         (362,658)          (3,170,946)
                                           ------------         ------------
Net increase .........................          524,767         $  4,566,947
                                           ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended December 31, 1997                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................           290,672         $  2,569,167
Automatic conversion of shares .......           393,764            3,459,877
Shares issued to shareholders
in reinvestment of dividends .........            63,282              557,815
                                            ------------         ------------
Total issued .........................           747,718            6,586,859
Shares redeemed ......................          (647,898)          (5,699,844)
                                            ------------         ------------
Net increase .........................            99,820         $    887,015
                                            ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended December 31, 1996                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................          790,966         $  6,912,547
Automatic conversion of shares .......          504,658            4,380,377
Shares issued to shareholders
in reinvestment of dividends .........           52,423              458,594
                                           ------------         ------------
Total issued .........................        1,348,047           11,751,518
Shares redeemed ......................         (468,704)          (4,110,157)
                                           ------------         ------------
Net increase .........................          879,343         $  7,641,361
                                           ============         ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1997, the Fund had a net capital loss carryforward of approximately $38,225,000, of which $12,482,000 expires in 2002 and $25,743,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

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                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Hedging Techniques.......................................................   2
 Risk Factors in Options and Futures Transactions.........................   4
 Forward Foreign Exchange Transactions....................................   5
 Other Investment Policies and Practices..................................   6
 Investment Restrictions..................................................   7
Management of the Fund....................................................   9
 Directors and Officers...................................................   9
 Compensation of Directors................................................  10
 Management and Advisory Arrangements.....................................  11
Purchase of Shares........................................................  12
 Initial Sales Charge Alternatives--Class A and Class D Shares............  13
 Reduced Initial Sales Charges............................................  15
 Employer-Sponsored Retirement or Savings Plans and Certain Other
  Arrangements............................................................  17
 Distribution Plans.......................................................  17
 Limitations on the Payment of Deferred Sales Charges.....................  18
Redemption of Shares......................................................  20
 Deferred Sales Charge--Class B and Class C Shares........................  20
Portfolio Transactions....................................................  21
Determination of Net Asset Value..........................................  22
Shareholder Services......................................................  23
 Investment Account.......................................................  23
 Automatic Investment Plans...............................................  24
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  24
 Systematic Withdrawal Plans..............................................  24
 Exchange Privilege.......................................................  25
Dividends, Distributions and Taxes........................................  28
 Dividends and Distributions..............................................  28
 Taxes....................................................................  28
 Tax Treatment of Options, Futures and Forward Foreign Exchange
  Transactions............................................................  30
 Special Rules for Certain Foreign Currency Transactions..................  31
Performance Data..........................................................  32
General Information.......................................................  34
 Description of Shares....................................................  34
 Computation of Offering Price Per Share..................................  35
 Independent Auditors.....................................................  35
 Custodian................................................................  35
 Transfer Agent...........................................................  35
 Legal Counsel............................................................  35
 Reports to Shareholders..................................................  36
 Additional Information...................................................  36
Independent Auditors' Report..............................................  37
Financial Statements......................................................  38

                                                         Code # 16103-0398

[LOGO] MERRILL LYNCH

Merrill Lynch
World Income Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    March 31, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the five-year period ended December 31, 1997, the period September 1, 1992 to December 31, 1992, each of the years in the three-year period ended August 31, 1992, and the period September 29, 1988 (commencement of operations) to August 31, 1989.

    Contained in Part B:

     Schedule of Investments as of December 31, 1997.

     Statement of Assets and Liabilities as of December 31, 1997.

     Statement of Operations for the year ended December 31, 1997.

     Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1997.

     Financial Highlights for each of the years in the five-year period ended December 31, 1997.

  (B)EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1(a)  --Articles of Amendment and Restatement, dated November 8, 1991.(d)
    (b)  --Articles of Amendment to Articles of Incorporation, as filed on
          October 19, 1994.(d)
    (c)  --Articles Supplementary to Articles of Incorporation, as filed on
          October 21, 1994.(d)
   2     --Revised By-Laws of Registrant.(d)
   3     --None.
         --Copies of instruments defining the rights of shareholders, including the relevant portions of the
   4     --Articles of Incorporation, as amended, and By-Laws of Registrant.(a)
   5(a)  --Investment Advisory Agreement between Registrant and Fund Asset
          Management, L.P.(d)
    (b)  --Supplement to Investment Advisory Agreement with Fund Asset
          Management, L.P.(b)
    (c)  --Sub-Advisory Agreement between Fund Asset Management, L.P. and
          Merrill Lynch Asset Management U.K. Limited.(f)
   6(a)  --Revised Class A Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(c)
    (b)  --Class B Shares Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc.(d)
    (c)  --Form of Class C Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(c)
    (d)  --Form of Class D Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(c)
    (e)  --Letter Agreement between the Fund and Merrill Lynch Funds
          Distributor, Inc. dated September 15, 1993, in connection with the
          Merrill Lynch Mutual Fund Adviser Program.(d)
   7     --None.
   8     --Custody Agreement between Registrant and State Street Bank and Trust
          Company.(d)
   9     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial Data
          Services, Inc. (now Merrill Lynch Financial Data Services, Inc.).(d)
  10     --None.
  11     --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant.
  12     --None.

 EXHIBIT
 NUMBER                            DESCRIPTION
 -------                           -----------
  13     --None.
  14     --None.
  15(a)  --Amended and Restated Class B Distribution Plan of Registrant
          and Distribution Plan Sub-Agreement.(d)
    (b)  --Form of Class C Shares Distribution Plan and Class C Shares
          Distribution Plan Sub-Agreement of the Registrant.(c)
    (c)  --Form of Class D Shares Distribution Plan and Class D Shares
          Distribution Plan Sub-Agreement of the Registrant.(c)
  16(a)  --Schedule of computation of performance quotations for Class A shares provided in the Registration Statement in response to
          Item 22.(d)
    (b)  --Schedule of computation of performance quotations for Class B shares provided in the Registration Statement in response to
          Item 22.(d)
    (c)  --Schedule of computation of performance quotations for Class C shares provided in the Registration Statement in response to
          Item 22.(d)
    (d)  --Schedule of computation of performance quotations for Class D shares provided in the Registration Statement in response to
          Item 22.(d)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  18     --Merrill Lynch Select PricingSM System Plan pursuant to Rule
          18f-3(f)

--------

(a) Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Section 3), Article VII, Article VIII and Article X of the Registrant's Articles of Amendment and Restatement, filed as Exhibit (1)(a) to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-42681) (the "Registration Statement"); the Articles Supplementary filed as Exhibit (1)(b) to the Registration Statement; the Articles of Amendment filed as Exhibit (1)(c) to the Registration Statement; the Articles Supplementary filed as Exhibit (1)(d) to the Registration Statement; and Article II, Article III, (Sections 1, 3, 5, 6, and 17), Article IV (Section 1), Article V (Section 7), Article VI, Article VII, Article XII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to the Registration Statement.

(b) Filed on April 29, 1994 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.

(c) Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.

(d) Filed on April 27, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.

(e) Incorporated by reference to Exhibit 18 Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(f) Filed on April 27, 1997 as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                   NUMBER OF
                                                                  HOLDERS AT
       TITLE OF CLASS                                          FEBRUARY 27, 1998
       --------------                                          -----------------
Class A shares of Common Stock, par value $0.10 per share.....      14,792
Class B shares of Common Stock, par value $0.10 per share.....      40,915
Class C shares of Common Stock, par value $0.10 per share ....         835
Class D shares of Common Stock, par value $0.10 per share.....       1,221

--------

 The number of holders includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "Investment Company Act"), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation or a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the receipt of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the 1933 Act, as amended (the "Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Merrill Lynch Asset Management, L.P. ("MLAM") acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc. Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global

Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and by Hotchkis and Wiley Funds (advised Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies; Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-advisor to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Funds, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Advisor indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1996, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all the investment companies described in the first two paragraphs of this item and Messrs. Giordano, Harvey, Kirstein, and Monagle are directors or officers of one or more of such companies.

                               POSITION WITH          OTHER SUBSTANTIAL BUSINESS,
           NAME             INVESTMENT ADVISER    PROFESSION, VOCATION OR EMPLOYMENT
           ----             ------------------    ----------------------------------
 ML & Co................. Limited Partner          Financial Services Holding
                                                    Company; Limited Partner of MLAM
 Princeton Services...... General Partner          General Partner of MLAM
 Arthur Zeikel........... Chairman                 Chairman of MLAM; President of
                                                    MLAM and FAM from 1977 to 1997;
                                                    Chairman and Director of
                                                    Princeton Services; President of
                                                    Princeton Services from 1993 to
                                                    1997; Executive Vice President
                                                    of ML & Co.
 Jeffrey M. Peek......... President                President of MLAM; President and
                                                    Director of Princeton Services;
                                                    Executive Vice President of ML &
                                                    Co.
 Terry K. Glenn.......... Executive Vice           Executive Vice President of MLAM;
                           President                Executive Vice President and
                                                    Director of Princeton Services;
                                                    President and Director of MLFD;
                                                    Director of MLFDS; President of
                                                    Princeton Administrators, L.P.
 Linda L. Federici....... Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services
 Vincent R. Giordano..... Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services
 Elizabeth A. Griffin.... Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services
 Norman R. Harvey........ Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services
 Michael J. Hennewinkel.. Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services
 Philip L. Kirstein...... Senior Vice President,   Senior Vice President, General
                           General Counsel,         Counsel and Secretary of MLAM;
                           and Secretary            Senior Vice President, General
                                                    Counsel, Director and Secretary
                                                    of Princeton Services
 Ronald M. Kloss......... Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services
 Debra W. Landsman-Yaros. Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services; Vice
                                                    President of MLFD
 Joseph T. Monagle, Jr... Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services
 Michael L. Quinn........ Senior Vice President    Senior Vice President of MLAM;
                                                    Senior Vice President of
                                                    Princeton Services; Managing
                                                    Director and First Vice
                                                    President of Merrill Lynch from
                                                    1989 to 1995.

                         POSITION WITH            OTHER SUBSTANTIAL BUSINESS,
        NAME          INVESTMENT ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
        ----          ------------------      ----------------------------------
 Richard L. Reller. Senior Vice President   Senior Vice President of MLAM; Senior
                                             Vice President of Princeton Services;
                                             Director of MLFD

 Gerald M. Richard. Senior Vice President   Senior Vice President and Treasurer of
                     and Treasurer           MLAM; Senior Vice President and
                                             Treasurer of Princeton Services; Vice
                                             President and Treasurer of MLFD
 Gregory D. Upah... Senior Vice President   Senior Vice President of MLAM; Senior
                                             Vice President of Princeton Services
 Ronald L. Welburn. Senior Vice President   Senior Vice President of MLAM; Senior
                                             Vice President of Princeton Services

  Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Technology Fund, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28.

                             POSITION(S) WITH               OTHER SUBSTANTIAL BUSINESS,
           NAME                  MLAM U.K.              PROFESSION, VOCATION OR EMPLOYMENT
           ----              ----------------           ----------------------------------
 Arthur Zeikel........... Director and Chairman   Chairman of MLAM and FAM; President of
                                                   MLAM and FAM from 1977 to 1997;
                                                   Chairman and Director of Princeton Services;
                                                   President of Princeton Services from 1993 to
                                                   1997; Executive Vice President of ML & Co.
 Alan J. Albert.......... Senior Managing
                           Director               Vice President of MLAM
 Nicholas C.D. Hall...... Director                Director of Merrill Lynch Europe PLC; General
                                                   Counsel of Merrill Lynch International Private
                                                   Banking Group

                             POSITION(S) WITH            OTHER SUBSTANTIAL BUSINESS,
           NAME                  MLAM U.K.           PROFESSION, VOCATION OR EMPLOYMENT
           ----              ----------------        ----------------------------------
 Gerald M. Richard....... Senior Vice President   Senior Vice President and Treasurer of
                                                   MLAM and FAM; Senior Vice President
                                                   and Treasurer of Princeton Services;
                                                   Vice
                                                   President and Treasurer of MLFD
 Carol Ann Langham....... Company Secretary       None
 Debra Anne Searle....... Assistant Company
                           Secretary              None

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriters for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund. The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                               POSITIONS AND OFFICES         POSITIONS AND OFFICES
          NAME                       WITH MLFD                  WITH REGISTRANT
          ----                 ---------------------         ---------------------
Terry K. Glenn..........  President and Director           Executive Vice President
Richard L. Reller.......  Director                         None
Thomas J. Verage........  Director                         None
William E. Aldrich......  Senior Vice President            None
Robert W. Crook.........  Senior Vice President            None
Michael Brady...........  Vice President                   None
William M. Breen........  Vice President                   None
Michael G. Clark........  Vice President                   None
James T. Fatseas........  Vice President                   None
Debra W. Landsman-Yaros.  Vice President                   None
Michelle T. Lau.........  Vice President                   None
Gerald M. Richard.......  Vice President and Treasurer     Treasurer
Salvatore Venezia.......  Vice President                   None
William Wasel...........  Vice President                   None
Robert Harris...........  Secretary                        None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund-Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund-Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 31ST DAY OF MARCH, 1998.

                                          Merrill Lynch World Income Fund,
                                           Inc.

                                                      (Registrant)

                                                /s/ Gerald M. Richard
                                          By: _________________________________

                                             GERALD M. RICHARD, TREASURER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

                                       President and
         Arthur Zeikel*                 Director (Principal
-------------------------------------   Executive Officer)
           (ARTHUR ZEIKEL)

                                       Treasurer (Principal
       Gerald M. Richard*               Financial and
-------------------------------------   Accounting Officer)
         (GERALD M. RICHARD)

         James H. Bodurtha*            Director
-------------------------------------
         (JAMES H. BODURTHA)

         Herbert I. London*            Director
-------------------------------------
         (HERBERT I. LONDON)

          Robert R. Martin*            Director
-------------------------------------
         (ROBERT R. MARTIN)

           Joseph L. May*              Director
-------------------------------------
           (JOSEPH L. MAY)

          Andre F. Perold*             Director
-------------------------------------
          (ANDRE F. PEROLD)

                                                                March 31, 1998

*By  /s/ Gerald M. Richard
    ___________________________

  (GERALD M. RICHARD, ATTORNEY-IN-
             FACT)

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                      DESCRIPTION OF EXHIBIT
 -------                    ----------------------
         --Consent of Deloitte & Touche LLP, independent auditors for
  11     Registrant
  17(a)  --Financial Data Schedule for Class A Shares
    (b)  --Financial Data Schedule for Class B Shares
    (c)  --Financial Data Schedule for Class C Shares
    (d)  --Financial Data Schedule for Class D Shares

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                          LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                               OR IMAGE IN TEXT
----------------------                          -------------------
Compass plate, circular                     Back cover of Prospectus and
graph paper and Merrill Lynch                back cover of Statement of
logo including stylized market                  Additional Information
bull